     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 1999
                                           REGISTRATION NO. 333-74283; 811-09255
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /X/

                 PRE-EFFECTIVE AMENDMENT NO.                / /

                 POST-EFFECTIVE AMENDMENT NO.               / /

                                      AND

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                       AMENDMENT NO.                 / /
                            ------------------------

                           WELLS FARGO VARIABLE TRUST

               (Exact Name of Registrant as specified in Charter)

                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201
          (Address of Principal Executive Offices, including Zip Code)
                            ------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                             RICHARD H. BLANK, JR.
                               C/O STEPHENS INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                WITH A COPY TO:

                            ROBERT M. KURUCZA, ESQ.
                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

                                      AND

                            KATHLEEN K. CLARKE, ESQ.
                              SEWARD & KISSEL LLP
                               1200 G STREET, NW
                              WASHINGTON, DC 20005

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THIS REGISTRATION STATEMENT.

    The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940; accordingly, no fee is payable herewith.

    It is proposed that this filing will become effective on May 25, 1999 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              LIFE & ANNUITY TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201

                              NORWEST SELECT FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                                   May [  ], 1999

Dear Valued Contract Holder:

    We are seeking your approval of a proposed reorganization of your Life & Annuity Trust Fund or Norwest Select Fund into a corresponding fund of Wells Fargo Variable Trust. These Funds offer shares to separate accounts of participating insurance companies. The proposed reorganization is part of a plan arising from the merger of Wells Fargo & Company and Norwest Corporation, which are the parent companies of the advisors to the Life & Annuity Trust and Norwest Select Funds. By consolidating the Funds, we expect to reduce management and administrative inefficiencies. We also expect to achieve increased investment leverage and market presence for the consolidated Funds, which we believe will be advantageous for Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARDS OF TRUSTEES OF THE LIFE & ANNUITY TRUST AND NORWEST SELECT FUNDS HAVE UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVE THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS. THEY RECOMMEND THAT YOU APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.

    Under the reorganization, each of the Life & Annuity Trust Funds and the Norwest Select Funds will transfer all of its assets and liabilities to a Wells Fargo Variable Trust Fund. We will refer to these fund groups as the LAT Funds, the NS Funds, and the WFVT Funds, and all of them together as the Funds. The following table lists the LAT Funds, the NS Funds, and the corresponding WFVT Funds that are part of the proposed reorganization. In one case, only an NS Fund is part of the reorganization.

-------------------------------------------------------------------------------------------

                                                                 will reorganize into
      LAT FUND                     NS FUND                            WFVT FUND
-------------------------------------------------------------------------------------------
  U.S. Government                Income Fund                     Corporate Bond Fund
  Allocation Fund
         --               ValuGrowth-SM- Stock Fund           Large Company Growth Fund
  Strategic Growth         Small Company Stock Fund                 Small Cap Fund
        Fund

WHAT ARE THE BENEFITS OF THE PROPOSED REORANIZATION?

    - The asset size of the combining Funds will increase substantially; thus we expect the reorganization will result in greater investment leverage and market presence.

    - The reorganization will result in operating efficiencies for the Funds.

    - The combining Funds will have compatible objectives and investment strategies.

    - Wells Fargo Bank will pay all of the costs of the reorganization.

You do not need to make any changes to your investments now. We are confident you will be pleased with the choices in the new fund family.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly.

                                          Very truly yours,
                                          [NAME]
                                          [TITLE]

                              LIFE & ANNUITY TRUST
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201

                              NORWEST SELECT FUNDS
                              TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

The insurance companies are owners of the Fund's shares. The insurance companies will vote their LAT Funds or their NS Funds as instructed by their contractholders, who are referred to in this statement as shareholders.

To the Shareholders of the LAT Funds and the NS Funds:

A special meeting of shareholders will be held on Thursday, August 5, 1999, at
    a.m. at the principal office of           , to consider the following:

1. A proposal to approve Agreements and Plans of Reorganization for the LAT Funds and the NS Funds. Under these Agreements, the LAT Funds and the NS Funds will transfer all of their assets to the corresponding WFVT Funds in exchange for shares of the WFVT Funds. These WFVT Fund shares would be distributed proportionately to the shareholders of the LAT Funds and NS Funds. The WFVT Funds also would assume the liabilities of the corresponding LAT Funds and NS Funds.

2.  Any other business that properly comes before the meeting.

Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD).

                                                  By Order of the Board of Trustees
                                                  -------------------------------------------

June   , 1999

              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

COMBINED PROXY STATEMENT/PROSPECTUS

      , 1999

LIFE & ANNUITY TRUST                           NORWEST SELECT FUNDS
111 CENTER STREET                              2 PORTLAND SQUARE
LITTLE ROCK, ARKANSAS 72201                    PORTLAND, ME 04101

--------------------------------------------------------------------------------

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

    On March 25, 1999, the LAT Funds' and NS Funds' Boards of Trustees approved the reorganization of the Funds into new WFVT Funds. The reorganization is part of a plan to consolidate the Wells Fargo Bank fund family with the Norwest Select fund family, following last November's merger of their investment advisor's parent companies--Wells Fargo & Company and Norwest Corporation.

    This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of the following LAT Funds and NS Funds into the corresponding WFVT Fund:

-------------------------------------------------------------------------------------------

                                                                  will reorganize into
          LAT FUND                        NS FUND                       WFVT FUND
-------------------------------------------------------------------------------------------
 U.S. Government Allocation
            Fund                        Income Fund                Corporate Bond Fund
             --                  ValuGrowth-SM- Stock Fund      Large Company Growth Fund
    Strategic Growth Fund        Small Company Stock Fund            Small Cap Fund

HOW WILL THE REORGANIZATION WORK?

    The reorganization will involve three steps:

    - the transfer of the assets of the LAT Funds and the NS Funds to the corresponding WFVT Fund in exchange for shares of the WFVT Fund of equivalent value to the net assets transferred;

    - the pro rata distribution of the WFVT Fund's shares to the shareholders of record of the LAT Fund or NS Fund as of the effective date of the reorganization, in full redemption of those shareholders' shares in the LAT Fund or NS Fund; and

    - the immediate liquidation and termination of the LAT Fund or NS Fund.

    As a result of the reorganization, each shareholder of the LAT Funds or NS Funds will instead hold shares of the corresponding WFVT Fund having the same total value as the shares of the LAT or NS Fund immediately before the reorganization. The reorganization will not affect the total value of the participating insurance company's investment or your rights under your variable contract. If a majority of the shares of one of the LAT Funds or NS Funds do not approve the reorganization, that Fund will not participate in the reorganization and the LAT Fund or NS Fund will not be terminated. In such a case, the LAT or NC Fund will continue its operations and its Trustees will consider what further action is necessary.

WILL THE MERGER AFFECT MY CONTRACT RIGHTS?

    The participating insurance companies have advised us that as contract owners in an annuity, you will continue to receive income payments according to the option you have chosen under the contract prospectus. The merger will not affect your contract rights, except that your variable payments will depend on the performance of the WFVT Fund instead of the LAT Fund or NS Fund.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the Funds is available in the:

    - Prospectuses for the LAT Funds, NS Funds and WFVT Funds;

    - Management's Discussion of Fund Performance which is included in the LAT Funds' and NS Funds' Annual Reports to shareholders; and

    - Statements of Additional Information, or SAIs, for the Funds.

    All of this information is in documents filed with the Securities and Exchange Commission. The prospectuses and Management's Discussion of Fund Performance are legally deemed to be part of this proxy statement/prospectus. The SAI to this proxy statement/prospectus is also legally deemed to be part of this document.

    The WFVT Funds' Prospectuses accompany this statement. The LAT Funds' and NS Funds' Prospectuses and annual reports to shareholders, which contain audited financial statements for the most current fiscal year have been previously mailed to shareholders. Copies of all this information, including the SAIs, are available upon request without charge by writing to or calling:

        Wells Fargo Variable Trust
       P.O. Box 7066
       San Francisco, CA 94120-7066
       1-800-552-9612

OTHER IMPORTANT THINGS TO NOTE:

    - An investment in the WFVT Funds is not a deposit in Wells Fargo Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

    - You may lose money by investing in the Funds.

    - The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Proposal : Approval of Reorganization of LAT and NS Funds.................     7
Summary...................................................................     8
  Comparison of Current Fees..............................................     8
  Comparison of Investment Objectives and Policies........................     8
  Common Risk Considerations..............................................    11
  Comparison of Shareholder Services and Procedures.......................    12
  Federal Income Tax Consequences.........................................
  Comparison of Investment Advisers and Investment Advisory Fees..........    12
  Comparison of Business Structures.......................................    12
Information About the Proposed Transaction................................    13
Exhibit A: Agreements and Plan of Reorganization..........................   A-1
Exhibit B: Comparison of Investment Objectives and Strategies.............   B-1
Exhibit C: Comparison of Shareholder Services and Procedures..............   C-1
Exhibit D: Comparison of Investment Advisers and Investment Advisory
  Fees....................................................................   D-1
Exhibit E: Comparison of Other Service Providers..........................   E-1
Exhibit F: Comparison of Business Structures..............................   F-1

PROPOSAL: APPROVAL OF REORGANIZATION OF LAT AND NS FUNDS

    On March 25, 1999, the Boards of Trustees of the LAT Funds and NS Funds unanimously voted to approve the reorganization, subject to approval by the Funds' shareholders. Under the reorganization, the LAT Funds and the NS Funds will transfer their assets to the corresponding WFVT Funds and the WFVT Funds will assume the liabilities of the LAT Funds and NS Funds. Following the transfer of assets, shares of each WFVT Fund will be distributed to shareholders of each corresponding LAT Fund or NS Fund. You will receive shares of a comparable class of the WFVT Fund. As a result of the reorganization, you will receive, WFVT Fund shares equal to the value of your share of the net assets of each LAT Fund or NS Fund in which you were invested. If approved by shareholders, the reorganization is expected to occur in September, 1999.

    The Trustees concluded that participation in the proposed reorganization is in the best interests of the LAT Funds and NS Funds and their shareholders. The Trustees also concluded that the proposed reorganization would not dilute shareholders' economic interests. In reaching this conclusion, the Trustees considered, among other things:

    1. The similarities of the investment objectives and strategies of the WFVT Funds with those of the LAT Funds and NS Funds.

    2. The investment and market leverage that the WFVT Funds will achieve as part of the reorganization.

    3.  The improved operating efficiencies of the combined Funds.

    4. The expenses of the reorganization, all of which will be borne by Wells Fargo.

    5. The potential for improved performance of the WFVT Funds as compared to the LAT Funds and NS Funds, based on a larger asset base and the selection of successful portfolio managers with better track records for the WFVT Funds.

    6. The expense ratios of the LAT Funds and NS Funds as compared to the corresponding WFVT Funds.

    For a more complete discussion of the factors considered by the Boards in
approving the reorganization, see page   .

                                    SUMMARY

    The following summary highlights any significant differences between the LAT Fund and NS Fund that you own today and the corresponding WFVT Fund that you will own after the reorganization. This summary is not complete and does not contain all of the information that you should consider before voting on the reorganization of the Funds. For more complete information, please read this entire document and the enclosed Fund prospectuses.

COMPARISON OF CURRENT FEES

    After the reorganization, the projected operating expense ratios for the LAT Funds and NS Funds will change from the current ratios. Wells Fargo, as investment advisor to the WFVT Funds, however, has agreed to fee waivers for one year so that the operating expense ratios will be at or close to the current expense ratios.

 -------------------------------------------------------------------------------------------

           LAT FUND                        NS FUND                        WFVT FUND
          (CURRENT)                       (CURRENT)                      (PROJECTED)
----------------------------------------------------------------------------------------------
BEFORE WAIVER    AFTER WAIVER   BEFORE WAIVER    AFTER WAIVER   BEFORE WAIVER    AFTER WAIVER
----------------------------------------------------------------------------------------------
LAT U.S. GOVERNMENT ALLOCATION          NS INCOME FUND             WFVT CORPORATE BOND FUND
             FUND
     1.23            0.99            1.97            0.60            1.23            0.90
              --                   NS VALUGROWTH STOCK FUND     WFVT LARGE COMPANY GROWTH FUND
                                     1.50            0.80            1.23            1.00
  LAT STRATEGIC GROWTH FUND      NS SMALL COMPANY STOCK FUND         WFVT SMALL CAP FUND
     1.23            1.10            1.88            0.80            1.91            1.20

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    This following is a comparison of the investment objectives and strategies of each LAT Fund and NS Fund and the corresponding WFVT Fund. A more detailed comparison of the Funds investment objectives and strategies can be found in Exhibit B. You can find complete information on a Fund in its prospectus and SAI.

    Each LAT Fund and NS Fund and its corresponding WFVT Fund pursue similar investment objectives and hold substantially similar securities. As a result, the proposed reorganization of the LAT Funds and NS Funds will not cause significant portfolio turnover or transaction expenses due to the WFVT Funds' disposal of securities that are incompatible with the objectives of the Funds.

WFVT CORPORATE BOND FUND

Comparison of:        LAT U.S. GOVERNMENT ALLOCATION             WHICH WILL REORGANIZE INTO
                      FUND                                       WFVT CORPORATE
                      AND                                        BOND FUND
                      NS INCOME FUND

-------------------------------------------------------------------------------------------

        FUND                      OBJECTIVE                       PRINCIPAL STRATEGY
--------------------------------------------------------------------------------------------
LAT U.S. GOVERNMENT   Seeks over the long-term a high     The Fund allocates and reallocates
  ALLOCATION FUND     level of total return, including    assets among long-term U.S.
                      net realized and unrealized         Treasury bonds, intermediate-term
                      capital gains and net investment    U.S. Treasury notes, and
                      income, consistent with reasonable  short-term money market
                      risk.                               instruments. This strategy is
                                                          based on the premise that asset
                                                          classes are at times undervalued
                                                          or overvalued in comparison to one
                                                          another and that investing in
                                                          undervalued asset classes offers
                                                          better long-term, risk-adjusted
                                                          returns.
NS INCOME FUND        Seeks stable current income and     The Fund invests in a diversified
                      competitive total return over an    portfolio of fixed and variable
                      interest-rate cycle.                rate U.S. Dollar denominated debt
                                                          securities. These securities cover
                                                          a broad spectrum of U.S. issuers,
                                                          including U.S. Government
                                                          securities, mortgage- and
                                                          asset-backed securities and the
                                                          debt securities of financial
                                                          institutions, corporations, and
                                                          others.
WFVT CORPORATE BOND   Seeks a high level of current       The Fund invests in corporate debt
  FUND                income, consistent with reasonable  securities of any maturity with
                      risk.                               attractive yields based on current
                                                          economic conditions. The Fund
                                                          generally maintains an average
                                                          portfolio maturity of 10-15 years.

WFVT LARGE COMPANY GROWTH FUND

Comparison of:        NS VALUGROWTH-SM- STOCK FUND               WHICH WILL REORGANIZE INTO
                                                                 WFVT LARGE COMPANY
                                                                 GROWTH FUND

-------------------------------------------------------------------------------------------

        FUND                       OBJECTIVE                      PRINCIPAL STRATEGY
--------------------------------------------------------------------------------------------
NS VALUGROWTH-SM-     Seeks long-term capital              The Fund is the model for and its
  STOCK FUND          appreciation.                        investment strategies are
                                                           substantially the same as the
                                                           WFVT Large Company Growth Fund
                                                           described below.
WFVT LARGE COMPANY    Seeks long-term capital              The Fund invests in common stocks
  GROWTH FUND         appreciation.                        of large, high-quality domestic
                                                           companies that the Adviser
                                                           believes possess superior growth
                                                           potential.

WFVT SMALL CAP FUND

Comparison of:        LAT STRATEGIC GROWTH FUND                  WHICH WILL REORGANIZE INTO
                      AND                                        WFVT SMALL CAP FUND
                      NS SMALL COMPANY STOCK FUND

-------------------------------------------------------------------------------------------

        FUND                       OBJECTIVE                      PRINCIPAL STRATEGY
--------------------------------------------------------------------------------------------
LAT STRATEGIC GROWTH  Seeks to provide investors with an   The Fund actively manages a
  FUND                above-average level of capital       broadly diversified equity
                      appreciation.                        portfolio of companies expected
                                                           to have strong growth in
                                                           revenues, earnings and assets.
                                                           The Fund selects a range of
                                                           companies from different industry
                                                           groups, with the majority of its
                                                           holdings consisting of
                                                           established growth companies,
                                                           turnaround or acquisition
                                                           candidates, or attractive larger
                                                           capitalization companies.
NS SMALL COMPANY      Seeks long-term capital              The Fund primarily invests in the
  STOCK FUND          appreciation.                        common stock of small- and
                                                           medium-size domestic companies
                                                           that have a market capitalization
                                                           well below that of the average
                                                           company in the Standard & Poor's
                                                           500 Index.
WFVT SMALL CAP FUND   Seeks long-term capital              The Fund invests in equity
                      appreciation.                        securities of domestic and
                                                           foreign companies whose market
                                                           capitalization falls within the
                                                           range of the Russell 2000 Index,
                                                           which is considered a small
                                                           capitalization index. The Fund
                                                           buys stocks that the Adviser
                                                           believes have above-average
                                                           prospects for capital growth, or
                                                           that may be involved in new or
                                                           innovative products, services and
                                                           processes.

COMMON RISK CONSIDERATIONS

    This section will help you understand the main risks of investing in the WFVT Funds. Because of the similarities in investment objectives and strategies, the LAT Funds, the NS Funds and the WFVT Funds are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole. You will find additional descriptions of specific risks for a particular Fund in the LAT Funds', NS Funds', or WFVT Funds' Prospectuses.

    EQUITY SECURITIES. The Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Currently, the equity markets, as measured by the S&P 500 Index and other commonly used indexes, are trading at or close to record levels. There can be no guarantee that these levels will continue. The Funds that invest in smaller companies, in foreign companies (including investments made through ADR's and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investments in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, political, regulatory and diplomatic risks.

    DEBT SECURITIES. The Funds that invest in debt securities, such as notes and bonds are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

    YEAR 2000 RISK. The Funds' principal service providers have advised the Funds that they are working on the necessary changes to their computer systems to avoid any system failure based on an inability to distinguish the year 2000 from the year 1900 and that they expect their systems to be adapted in time. There can, of course, be no assurance of success. In addition, the Year 2000 problem may adversely affect the issuers of securities in which the Funds invest, which, in turn, may adversely affect the Funds' NAV.

COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

    The WFVT Funds have substantially similar or improved shareholder services and procedures compared to the LAT Funds and the NS Funds. For additional information, see Exhibit C.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

    Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, serves as investment advisor for each of the LAT Funds and WFVT Funds. Norwest Investment Management, Inc., a wholly-owned subsidiary of Wells Fargo & Company, serves as investment advisor for the NS Funds. Some of the Funds utilize the services of different sub-advisors. For more information on the advisors, sub-advisors and advisory fees for the LAT Funds, NS Funds and WFVT Funds, see Exhibit D.

COMPARISON OF OTHER SERVICE PROVIDERS AND RELATED FEES

    For a comparison of the service providers for the LAT Funds, NS Funds and WFVT Funds, see Exhibit E.

COMPARISON OF BUSINESS STRUCTURES

    The LAT Funds are series of Life and Annuity Trust, which is organized as a Delaware business trust. The NS Funds are series of Norwest Select Funds, which is organized as a Delaware business trust. The WFVT Funds are series of Wells Fargo Variable Trust, which is organized as a Delaware business trust. The responsibilities, powers and fiduciary duties of the Trustees of the LAT Funds, NS Funds and WFVT Funds are substantially similar. WFVT Fund shareholders will have more limited voting rights than shareholders of the LAT Funds and the NS Funds. WFVT Fund shareholders will not be able to vote to remove Trustees from the Board of Trustees. For more information on the comparison of business structures of the Funds, see Exhibit F.

COMPARISON OF POLICIES

    After the reorganization, the WFVT Funds will have fewer "fundamental" policies, which can only be changed by a shareholder vote, that restrict the Funds' ability to respond to new developments and changing trends in the marketplace.

                   INFORMATION ABOUT THE PROPOSED TRANSACTION

INTRODUCTION

    This proxy statement/prospectus is provided to you to solicit your vote for use at a Meeting to approve the reorganization of the LAT Funds and NS Funds into the WFVT Funds. The Meeting will be held at Stephens, Inc., 111 Center Street, Little Rock, Arkansas 72201 on August 5, 1999. This Statement and the enclosed proxy card are being mailed to shareholders of the LAT Funds and NS Funds on or about June 1, 1999.

    Any shareholder may revoke a proxy once the proxy is given. A shareholder desiring to revoke a proxy must either submit to the appropriate LAT Fund or NS Fund a later dated proxy, deliver to the appropriate LAT Fund or NS Fund a written notice of revocation, or otherwise give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

    Only shareholders of record on May 6, 1999 will be entitled to notice of and vote at the Meeting. Each share as of the close of business on May 6, 1999 is entitled to one vote. As of the record date, the participating insurance companies, on behalf of the separate accounts, were shareholders of record of the LAT Funds and NS Funds. The insurance companies will vote shares of the LAT Funds and NS Funds held by them in accordance with voting instructions received from contract owners for whose accounts the shares are held. For the LAT Funds, approval of the reorganization plan requires the affirmative vote of at least two-thirds of the outstanding shares of each fund and all Funds. For the NS Funds, approval of the reorganization plan requires the lesser of (a) 67% or more of the voting shares present at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Funds are present or represented by proxy; or (b) more than 50% of the outstanding voting shares of the Funds.

    You have voting rights in relation to the account value maintained in the participating insurance company sub-accounts. You do not have voting rights in relation to account value maintained in any fixed allocations or relation to fixed or adjustable annuity payments.

    The participating insurance companies will vote shares of the underlying mutual funds or portfolios in which the sub-accounts invest in the manner directed by contractholders. Contractholders give instructions equal to the number of shares represented by the sub-account units attributable to their annuity.

    The participating insurance companies will vote the shares attributable to assets held in the sub-accounts solely for the participating insurance companies rather than on behalf of contractholders, or any shares as to which the participating insurance companies have not received instructions, in the same manner and proportion as the shares for which the participating insurance companies have received instructions. The participating insurance companies will do so separately for each sub-account from various classes that may invest in the same underlying mutual fund portfolio.

    The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for the underlying mutual fund or portfolio as chosen by its board of trustees. The participating insurance companies will furnish contractholders with proper forms and proxies to enable them to instruct the participating insurance companies how to vote.

    The election inspectors will count votes at the Meeting if cast by proxy or in person. The election inspectors will count:

    - votes cast "for" approval of a proposal to determine whether sufficient affirmative votes have been cast; and

    - abstentions to determine whether a quorum is present at the meeting, but will not count abstentions to determine whether the proposal has been approved.

    The LAT Funds' and NS Funds' Trustees know of no matters other than the proposal discussed in this statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form or proxy.

    In addition to the solicitation of proxies by mail or expedited delivery service, the Boards of Trustees of the LAT Funds and the NAF Funds may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

TERMS OF THE PROPOSED TRANSACTION

    At the effective time of the reorganization, the WFVT Funds will acquire all of the assets and liabilities of the corresponding LAT Funds and NS Funds shown in the table below in exchange for shares of the WFVT Funds.

-------------------------------------------------------------------------------------------

                                                                   will reorganize into
            LAT FUND                        NS FUND                      WFVT FUND
-------------------------------------------------------------------------------------------
U.S. Government Allocation Fund           Income Fund               Corporate Bond Fund
               --                  ValuGrowth-SM- Stock Fund     Large Company Growth Fund
     Strategic Growth Fund         Small Company Stock Fund           Small Cap Fund

    The LAT Funds have an agreement with the WFVT Funds specifying the terms and conditions of the reorganization. The NS Funds have a substantially similar agreement with the WFVT Funds. In this discussion, we will refer to these agreements as the reorganizations plans. The WFVT Funds will assume all the liabilities of the corresponding LAT Funds and NS Funds. Each WFVT Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective LAT Fund and NS Fund by the net asset value of one share of the respective WFVT Fund. The reorganization plans provide the times for and methods of determining the net value of the LAT Funds' and NS Funds' assets and the net asset value of a share of the WFVT Funds.

    The LAT Funds and NS Funds will distribute the WFVT Fund shares to its shareholders in liquidation of the LAT Funds and NS Funds. Specifically, shareholders of record of each LAT Fund and NS Fund will be credited with shares of the WFVT Fund corresponding to the LAT Fund and NS Fund shares that the shareholders hold of record at the effective time of the reorganization. The LAT Funds and NS Funds will redeem and cancel the outstanding shares, will wind up the affairs, and terminate the Funds as soon as is reasonably possible after the reorganization.

    Completion of the reorganization is subject to certain conditions set forth in the reorganization plans. The parties may terminate the reorganization plans by mutual consent and either party has the right to terminate the reorganization plans under certain circumstances. Among other circumstances, either party to a plan may at any time terminate the plan unilaterally upon a determination by the party's Board that proceeding with the reorganization plan is not in the best interest of its shareholders.

    Copies of the reorganization plans are included as Exhibit A.

    At a meeting on March 25, 1999, the Trustees of the LAT Funds and the NS Funds unanimously approved the reorganization plans and determined that the reorganization of the LAT Funds and the NS Funds into the WFVT Funds would be in the best interests of each Fund. At a meeting on March 26, 1999, the Trustees of the WFVT Funds unanimously approved the reorganization plans. The Trustees further determined that the interests of existing shareholders of each Fund would not be diluted upon the reorganization. The Trustees recommend approval of the reorganization for the following reasons:

REASONS BOARDS RECOMMEND REORGANIZATION

    - INVESTMENT LEVERAGE AND MARKET PRESENCE

    The reorganization is expected to result in greater investment leverage and market presence for the WFVT Funds. If the reorganization is approved, the WFVT Funds would have approximately $[__] billion in assets under management. Because of this increased asset base the WFVT Funds will have greater viability on a combined basis. Particularly with respect to fixed-income funds, fund investment opportunities increase as assets increase. In addition, fund portfolio managers may be able to take advantage of broader investment opportunities and lower trading costs.

    - IMPROVED OPERATING EFFICIENCIES

    The LAT Funds and NS Funds are combining their administrative functions. As a result, the WFVT Funds will be able to operate more efficiently by, among other things, having a combined Board of Trustees, administering a streamlined fund structure, reducing regulatory compliance burdens, enhancing brand identity, and furnishing one group of simplified prospectuses and marketing materials.

    - BETTER PORTFOLIO MANAGEMENT AND MORE FLEXIBLE INVESTMENT POLICIES

    The WFVT Funds are designed to have more successful portfolio managers with better track records. In addition, the WFVT Funds will have more flexible investment policies, which will allow the Funds to better respond to new developments and trends in the marketplace.

    - EXPENSES OF THE REORGANIZATION

    Well Fargo Bank has agreed to pay all of the expenses of the reorganization so that shareholders of the Funds will not bear these costs.

PERFORMANCE

    The following table shows the performance of the LAT Funds and NS Funds. For more information regarding the total returns of each of the Funds, see the "Financial Highlights" in the LAT Funds' and NS Funds' Prospectuses. Of course, past performance does not predict future results.

EXISTING AND PRO FORMA CAPITALIZATION

    The following tables set forth (i) the capitalization of the LAT Funds and NS Funds and (ii) the pro forma capitalization of the WFVT Funds as adjusted giving effect to the proposed acquisition of assets at net asset value:

             PRO FORMA CAPITALIZATION TABLE AS OF DECEMBER 31, 1998

                                                                                                         NET ASSET
LAT FUNDS AND NS FUNDS INTO                                                   TOTAL NET      SHARES        VALUE
WFVT FUNDS                                                                     ASSETS      OUTSTANDING   PER SHARE
--------------------------------------------------------------------------  -------------  -----------  -----------
  LAT U.S. Government Allocation Fund.....................................  $  34,731,209   3,401,100    $   10.21
  NS Income Fund..........................................................  $  22,198,871   1,935,702    $   11.47
PRO FORMA CORPORATE BOND FUND.............................................  $  56,930,080   5,693,008    $   10.00(a)

  LAT Strategic Growth....................................................  $   1,203,829      86,345    $   13.94
  NS Small Company Stock Fund.............................................  $  13,294,779   1,221,621    $   10.88
PRO FORMA SMALL CAP FUND..................................................  $  14,498,608   1,651,547    $   10.88

  NS ValuGrowth Stock Fund................................................  $  35,815,996   1,798,215    $   19.92
PRO FORMA WFVT LARGE COMPANY GROWTH FUND..................................  $  35,815,996   3,582,044    $   10.00(b)

(a) The WFVT Corporate Bond Fund will have a net asset value of $10.00 at inception, as it will not have any historical accounting data.

(b) The Wells Fargo Variable Annuity Large Company Growth Fund will have a net asset value of $10.00 at inception, as it will not have any historical accounting data.

FEES AND EXPENSES OF THE REORGANIZATION

    Wells Fargo will pay all fees and expenses, including accounting, legal and printing expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the reorganization.

OUTSTANDING SHARES

    As of the Record Date, the LAT Funds and NS Funds had the following number of shares outstanding:

----------------------------------------------------------------------------------------------------------------

                 LAT FUNDS                    NUMBER OF SHARES OUTSTANDING                NS FUNDS
----------------------------------------------------------------------------------------------------------------
LAT U.S. Government Allocation Fund                                         NS Income Fund
                     --                                                     NS ValuGrowth-SM- Stock Fund
LAT Strategic Growth Fund                                                   NS Small Company Stock Fund

INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

    To the knowledge of the LAT Funds and NS Funds, the following persons owned of record or beneficially, 5% percent or more of the outstanding shares of each of LAT Fund and/or NS Fund:

    [Table to be Inserted]

    To the knowledge of the LAT Funds and NS Funds, the following persons owned of record or beneficially, 25% or more of the outstanding shares of each of LAT Fund and/or NS Fund:

    [Table to be Inserted]

               EXHIBIT A--AGREEMENTS AND PLANS OF REORGANIZATION
                              LIFE & ANNUITY TRUST
                                 AGREEMENT AND
                                    PLAN OF
                                 REORGANIZATION

                                 MARCH 25, 1999

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 25th day of March, 1999, by and between Wells Fargo Variable Trust ("Variable Trust"), a Delaware business trust, for itself and on behalf of its series listed in the Acquiring Funds column below (each an "Acquiring Fund") and Life & Annuity Trust ("LAT"), a Delaware business trust, for itself and on behalf of its series listed in the Target Funds column below (each a "Target Fund").

                      TARGET FUNDS                                            ACQUIRING FUNDS
--------------------------------------------------------  --------------------------------------------------------
                 Asset Allocation Fund                                     Asset Allocation Fund
                   Equity Value Fund                                         Equity Value Fund
                      Growth Fund                                               Growth Fund
                   Money Market Fund                                         Money Market Fund
                 Strategic Growth Fund                                         Small Cap Fund
            U.S. Government Allocation Fund                                 Corporate Bond Fund

    WHEREAS, Variable Trust and LAT are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the Target Fund listed opposite the Acquiring Fund ("Corresponding Target Fund") in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Target Fund in connection with the dissolution and liquidation of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "Reorganization"); and

    WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to that Reorganization;

    NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

    1.  DEFINITIONS.

The following terms shall have the following meanings:

1933 ACT......................  The Securities Act of 1933, as amended.
1934 ACT......................  The Securities Exchange Act of 1934, as amended.
ACTIVE REORGANIZATION.........  The Strategic Growth Fund and U.S. Government Allocation
                                Fund Reorganizations.
ASSETS........................  All property and assets of any kind and all interests, rights, privileges and powers of a Target Fund, whether or not determinable at the Target Fund's Effective Time and
                                wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and
                                interest receivables) owned by the Target Fund and any
                                deferred or prepaid expense shown as an asset on the Target
                                Fund's books.
ASSETS LIST...................  A list of securities and other Assets and Known Liabilities of a Target Fund.
CLOSING DATE..................  September 18, 1999, or such other date as the parties may agree to in writing with respect to a Reorganization.
EFFECTIVE TIME................  The business day following the Closing Date of a
                                Reorganization, or such other date as the parties may agree to in writing.

FUND..........................  An Acquiring Fund or a Target Fund.
HSR ACT.......................  The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
                                amended.
KNOW, KNOWN OR KNOWLEDGE......  Known after reasonable inquiry.
LIABILITIES...................  All liabilities of a Target Fund existing at the Target
                                Fund's Effective Time, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or
                                unmatured.
N-14 REGISTRATION STATEMENT...  The Registration Statement of Variable Trust on Form N-14
                                under the 1940 Act that will register the shares of the
                                Acquiring Funds to be issued in the Active Reorganizations and will include the proxy materials necessary for the
                                shareholders of the Corresponding Target Funds to approve
                                the Active Reorganizations.
MATERIAL AGREEMENTS...........  The agreements set forth in Schedule A.
SCHEDULE 14A PROXY              The proxy materials of LAT on Schedule 14A under the 1934
 STATEMENT....................  Act that will seek approval of the Shell Reorganizations by shareholders of all Funds other than the Active
                                Reorganization Funds.
SCHEDULE A....................  Schedule A to this Plan.
SCHEDULE B....................  Schedule B to this Plan.
SCHEDULE C....................  Schedule C to this Plan.
SCHEDULE D....................  Schedule D to this Plan.
SHELL REORGANIZATION..........  The Asset Allocation, Equity Value, Growth, and Money Market
                                Funds Reorganizations.
TARGET FINANCIAL STATEMENTS...  The audited financial statements of each Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Target Fund for its most recently completed semi-annual period.
TRANSFER DOCUMENTS............  Such bills of sale, assignments, certificates and other instruments of transfer as Variable Trust deems desirable to transfer to an Acquiring Fund all right and title to and
                                interest in the Corresponding Target Fund's Assets.
VALUATION TIME................  The time on a Reorganization's Closing Date, or such other date as the parties may agree to in writing, that Variable
                                Trust determines the net asset value of the shares of the
                                Acquiring Fund and LAT determines the net value of the
                                Assets of the Corresponding Target Fund. Unless otherwise
                                agreed to in writing, the Valuation Time of a Reorganization shall be at the time of day then set forth in the Acquiring
                                Fund's and Target Fund's Registration Statement on Form N-1A
                                as the time of day at which net asset value is calculated.

    2.  REGULATORY FILINGS AND SHAREHOLDER ACTION.

    (a) Variable Trust shall promptly prepare and file the N-14 Registration Statement with the SEC. Variable Trust also shall make any appropriate filings including, without limitation, filings: (i) with state or foreign securities regulatory authorities or (ii) under the HSR Act.

    (b) LAT shall promptly prepare and file the Schedule 14A Proxy Statement with the SEC. LAT also shall make any appropriate filings, including, without limitation, filings under the HSR Act.

    (c) As soon as practicable after the effective dates of the N-14 Registration Statement and Schedule 14A Proxy Statement, LAT shall hold Target Fund shareholder meetings to consider and approve this Plan, the Reorganizations and such other matters as the Board of Trustees of LAT may determine.

    3. TRANSFER OF TARGET FUND ASSETS. LAT and Variable Trust shall take the following steps with respect to each Reorganization:

    (a) On or prior to the Closing Date, LAT shall endeavor to pay or make reasonable provision to pay out of the Target Fund's Assets all of the Liabilities, expenses, costs and charges of the Target Fund that are Known to LAT and that are due and payable as of the Closing Date.

    (b) At the Effective Time, LAT shall assign, transfer, deliver and convey all of the Target Fund's Assets to the Acquiring Fund, subject to all of the Target Fund's Liabilities. Variable Trust shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

    (c) Within a reasonable time prior to the Closing Date, LAT shall provide the Target Fund's Assets List to Variable Trust. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Target Fund's Effective Time. After LAT provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior written approval of Variable Trust. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, Variable Trust will advise LAT in writing of any investments shown on the Assets List that Variable Trust has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. LAT will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objectives, policies and restrictions. In addition, if Variable Trust determines that, as a result of the Reorganization, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, Variable Trust will advise LAT in writing of any such limitation and LAT shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objectives, policies and restrictions.

    (d) LAT shall assign, transfer, deliver and convey the Target Fund's Assets to the Acquiring Fund at the Reorganization's Effective Time on the following basis:

        (1) In exchange for the transfer of the Assets, Variable Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of the Acquiring Fund. Variable Trust shall determine the number of shares of the Acquiring Fund to issue by dividing the net value of the Assets of the Target Fund by the net asset value of one Acquiring Fund share. Based on this calculation, Variable Trust shall issue shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the net value of the Assets of the Target Fund.

        (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Assets to be conveyed, as of the Valuation Time substantially in accordance with Variable Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

        (3) LAT shall transfer the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. LAT shall transfer all cash in the form of immediately available funds payable to the order of Variable Trust's custodian for the account of the Acquiring Fund. LAT shall transfer any Assets that were not transferred to Variable Trust's custodian at the Effective Time to Variable Trust's custodian at the earliest practicable date thereafter.

    4. DISSOLUTION AND LIQUIDATION OF TARGET FUNDS, REGISTRATION OF SHARES AND ACCESS TO RECORDS. LAT and Variable Trust also shall take the following steps for each Reorganization:

    (a) At or as soon as reasonably practical after the Effective Time, LAT shall dissolve and liquidate the Target Fund by transferring to shareholders of record of the Target Fund full and fractional shares of beneficial interest of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that LAT declared with respect to the shareholder's Target Fund shares before the Effective Time. Variable Trust shall record on its books the ownership by the shareholders of the respective Acquiring Fund shares; LAT shall simultaneously redeem and cancel on its books all of the issued and outstanding Target Fund shares. Variable Trust shall not issue certificates representing Acquiring Fund shares in the Reorganization. LAT shall then wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to terminate the Target Fund as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations. The winding-up of the affairs of the Target Fund shall not cause the affairs of any other Target Fund to wind-up.

    (b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, Variable Trust shall require the shareholder to (i) furnish Variable Trust an instrument of transfer properly endorsed and otherwise in proper form for transfer and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Variable Trust that such tax has been paid or does not apply.

    (c) At and after the Closing Date, LAT shall provide Variable Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Target Fund owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers. LAT shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Target Fund as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

    5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LAT. LAT, on behalf of itself and, as appropriate, the Target Funds, represents and warrants to, and agrees with, Variable Trust as follows:

    (a) LAT is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of LAT duly established and designated each Target Fund as a series of LAT. LAT is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

    (b) LAT has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Trustees of LAT has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of LAT have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate LAT's Trust Instrument or By-Laws or any Material Agreement. Except for the approval of Target Fund shareholders, LAT does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d) Each Target Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meetings for the Active Reorganizations and at the Effective Time of each Active Reorganization, insofar as they relate to LAT or the Target Fund: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The materials included within the Schedule 14A Proxy Statement when filed with the SEC, when distributed to shareholders and at the time of the Income Equity Fund shareholder meeting, insofar as they relate to LAT and Income Equity Fund of LAT: (i) shall comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (g) LAT has duly authorized and validly issued all of the issued and outstanding shares of each Target Fund and all of the shares are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there any securities convertible into Target Fund shares.

    (h) LAT shall operate the business of each Target Fund in the ordinary course between the date hereof and the Fund's Effective Time, it being agreed that such ordinary course of business will include the transactions described in Subsection 3(c) and the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Fund's Reorganization.

    (i) At a Target Fund's Effective Time, the relevant Target Fund will have good and marketable title to the its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

    (j) The Target Financial Statements, copies of which have been previously delivered to Variable Trust, fairly present the financial positions of each Target Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

    (k) To the Knowledge of LAT, no Target Fund has any Liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements, Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements and Liabilities set forth on Schedule B.

    (l) Other than the claims, actions, suits, investigations or proceedings set forth on Schedule C, LAT does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against LAT or any Target Fund or its Assets or businesses. LAT does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against LAT or any Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule C, neither LAT nor any Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

   (m) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, LAT is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of any Target Fund.

    (n) LAT has filed the federal income tax returns of each Target Fund, copies of which have been previously delivered to Variable Trust, for all taxable years to and including the Fund's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns. LAT will file the federal income tax returns of each Target Fund for its next taxable year on or before their due date, as the same may be properly extended.

    (o) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of any Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

    6.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF VARIABLE
TRUST. Variable Trust, on behalf of itself and, as appropriate, the Acquiring Funds, represents and warrants to, and agrees with LAT as follows:

    (a) Variable Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of Variable Trust duly established and designated each Acquiring Fund as a series of Variable Trust. As of the Closing Date, Variable Trust will be registered with the SEC as an open-end management investment company under the 1940 Act.

    (b) Variable Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Trustees of Variable Trust has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Variable Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Variable Trust or any Material Agreement. Variable Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (d) Each Acquiring Fund shall qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of its current taxable year.

    (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meetings for the Active Reorganizations and at the Effective Time of each Active Reorganization, insofar as it relates to Norwest Select Funds, any series of Norwest Select Funds, Variable Trust or the Acquiring Funds: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The Schedule 14A Proxy Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting, insofar as it relates to Norwest Select Funds, any series of

Norwest Select Funds, Variable Trust and the Acquiring Funds: (i) shall comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (g) There shall be no issued and outstanding shares of any Acquiring Fund prior to the Fund's Closing Date other than those issued to ______________ in order to commence the operations of Variable Trust. Variable Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to each Corresponding Target Fund as of the Target Fund's Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

    (h) Variable Trust has not commenced the operations of any Acquiring Fund. Variable Trust shall not commence the operations of any Acquiring Fund prior to the Fund's Effective Time.

    (i) No Acquiring Fund has any Liabilities, whether or not determined or determinable, other than the Liabilities set forth on Schedule B.

    (j) Variable Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Variable Trust or any Acquiring Fund or its Assets or businesses. There are no facts that Variable Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Variable Trust or any Acquiring Fund. Neither Variable Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated herein.

    (k) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Variable Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of any Acquiring Fund.

    (l) Variable Trust shall file the federal income tax returns of each Acquiring Fund for the Fund's current taxable year on or before their due date, as the same may be properly extended.

   (m) Since [March 10, 1999], there has been no material adverse change in the financial condition, business, properties or Assets of any Acquiring Fund.

    7. CONDITIONS TO LAT OBLIGATIONS. The obligations of LAT with respect to each Reorganization shall be subject to the following conditions precedent:

    (a) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Trust Instrument of LAT and applicable law. If Target Fund shareholders fail to approve the Reorganization, that failure shall release LAT of its obligations under this Plan only with respect to that Reorganization and not any other Reorganization.

    (b) All representations and warranties of Variable Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

    (c) Variable Trust shall have delivered to LAT a certificate dated as of the Closing Date and executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to LAT, stating that the representations and warranties of Variable Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time and that it has approved the

Target Fund's Assets as being consistent with its investment objectives, policies and restrictions and that the Target Fund's Assets may otherwise be lawfully acquired by the Acquiring Fund.

    (d) LAT shall have received an opinion of Morrison & Foerster LLP, as counsel to Variable Trust, in form and substance reasonably satisfactory to LAT and dated as of the Closing Date, substantially to the effect that:

        (1) Variable Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

        (2) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Variable Trust;

        (3) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Variable Trust or any Material Agreement to which Variable Trust is a party or by which it is bound; and

        (4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Variable Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of Variable Trust.

    (e) LAT shall have received an opinion of Richards, Layton & Finger, as special counsel to Variable Trust, in form and substance reasonably satisfactory to LAT and dated as of the Closing Date, substantially to the effect that this Plan has been duly authorized, executed and delivered by Variable Trust, and, assuming due authorization, execution and delivery of this Plan by LAT on behalf of the Target Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material. In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, and (iii) rely on certificates of officers or trustees of Variable Trust.

    (f) LAT shall have received an opinion of KPMG LLP addressed to LAT and Variable Trust in form and substance reasonably satisfactory to them, and dated as of the Closing Date, with respect to the tax matters specified in Subsection 8(g).

    (g) LAT shall have received (i) a memorandum addressed to LAT and Variable Trust, in form and substance reasonably satisfactory to them, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant jurisdiction's securities laws in connection with Variable Trust's issuance of Acquiring Fund shares, and (ii) assurance reasonably satisfactory to it that all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

    (h) The N-14 Registration Statement shall have become effective under the 1933 Act or the Schedule 14A Proxy Statement shall have become effective for purposes of the 1940 Act, as appropriate, as to the Acquiring Fund's shares and, if the Reorganization is an Active Reorganization, the SEC shall not have instituted or, to the Knowledge of Variable Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (i) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

    (j) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

    (k) Variable Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

    (l) LAT shall have received from Variable Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of the Target Fund in the form set forth on Schedule D.

   (m) If the Reorganization is an Active Reorganization, LAT shall have received a letter dated as of the Closing Date from KPMG LLP addressed to LAT and Variable Trust in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by LAT and Variable Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards):

        (1) nothing came to their attention that caused them to believe that the relevant unaudited pro forma financial statements included in the N-14 Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the relevant pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts;

        (2) the data used in the calculation of the current and pro forma expense ratios of the Target Fund and the Acquiring Fund appearing in the N-14 Registration Statement, including the proxy materials, agree with the underlying accounting records of the Target Fund and the Acquiring Fund, as appropriate, or with written estimates provided by officers of LAT or Variable Trust, as appropriate, having responsibility for financial and reporting matters and were found to be mathematically correct; and

        (3) the information relating to the Acquiring Fund and the Target Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Acquiring Fund or the Target Fund, as appropriate, or from schedules prepared by officers of LAT or Variable Trust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

    (n) With respect to the Shell Reorganization, LAT shall have received a letter dated as of the Closing Date from KPMG LLP addressed to LAT and Variable Trust in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by LAT and Variable Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards):

        (1) the data used in the calculation of any expense ratios of the Target Fund and the Acquiring Fund appearing in the Schedule 14A Proxy Statement agree with the underlying accounting records of the Target Fund and the Acquiring Fund, as appropriate, or with written estimates provided by officers of LAT or Variable Trust, as appropriate, having responsibility for financial and reporting matters and were found to be mathematically correct; and

        (2) the information relating to the Acquiring Fund and the Target Fund appearing in the Schedule 14A Proxy Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Acquiring Fund or the Target Fund, as appropriate, or from schedules prepared by officers of LAT or Variable Trust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

    (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

    (p) LAT shall have received such assurances as it deems appropriate from Wells Fargo Bank, N.A. regarding payment of the expenses incurred in connection with the Reorganizations.

    8. CONDITIONS TO VARIABLE TRUST OBLIGATIONS. The obligations of Variable Trust with respect to each Reorganization shall be subject to the following conditions precedent:

    (a) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Trust Instrument of LAT and applicable law. If Target Fund shareholders fail to approve the Reorganization, that failure shall release Variable Trust of its obligations under this Plan only with respect to that Reorganization, and not any other Reorganization.

    (b) LAT shall have obtained and delivered to Variable Trust a statement of Assets and Liabilities of the Target Fund, showing the tax costs of such Assets by lot and the holding periods of such Assets, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of LAT as having been prepared in accordance with generally accepted accounting principles consistently applied. The statement of Assets and Liabilities shall indicate which Assets, if any, are or, after the Reorganization, will be subject to any restrictions, legal or contractual, on disposition and which Assets, if any, are not readily marketable.

    (c) LAT shall have duly executed and delivered to Variable Trust the Target Fund's Transfer Documents.

    (d) All representations and warranties of LAT made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

    (e) LAT shall have delivered to Variable Trust a certificate dated as of the Closing Date and executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Variable Trust , stating that the representations and warranties of LAT in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

    (f) Variable Trust shall have received an opinion of Seward & Kissel LLP, as counsel to LAT, in form and substance reasonably satisfactory to Variable Trust and dated as of the Closing Date, substantially to the effect that:

        (1) LAT is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

        (2) this Plan and the Target Fund's Transfer Documents have been duly authorized, executed and delivered by LAT and, assuming due authorization, execution and delivery of this Plan by Variable Trust on behalf of the Acquiring Fund, represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

        (3) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of LAT or any Material Agreement to which LAT is a party or by which it is bound;

        (4) the only Target Fund shareholder approval required with respect to the Reorganization is the approval of the Reorganization by the shareholders of the Target Fund; and

        (5) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by LAT of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target Fund.

    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of LAT.

    (g) Variable Trust shall have received an opinion of KPMG LLP addressed to LAT and Variable Trust in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by LAT and Variable Trust, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

        (1) the transfer of substantially all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund and the distribution of these Acquiring Fund shares to shareholders of the Target Fund pursuant to this Plan will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Funds will be a party to the reorganization within the meaning of Section 368 of the Code;

        (2) in accordance with Sections 357 and 361 of the Code, no gain or loss shall be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

        (3) pursuant to Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund for shares of the corresponding Acquiring Fund (but shareholders of the Target Fund that are subject to taxation will recognize income upon the receipt of any net investment income or net capital gains of such Funds which are distributed by such Funds prior to the Funds' Reorganization);

        (4) in accordance with Section 358 of the Code, the basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the basis of his or her Target Fund shares immediately prior to the transfer;

        (5) in accordance with Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

        (6) in accordance with Section 362 of the Code, the basis in the hands of the Acquiring Fund of the assets of the Target Fund will be the same as the basis of the assets in the hands of the Target Fund immediately prior to the transfer;

        (7) in accordance with Section 1223(1) of the Code, a Target Fund shareholder's holding period for his or her Acquiring Fund shares will be determined by including the period for which he or she held the Target Fund shares exchanged therefor, provided that he or she held such shares as capital assets;

        (8) in accordance with Section 1223(2) of the Code, the holding periods of the Target Fund assets in the hands of the Acquiring Fund will be determined by including the periods during which the assets were held by the Target Fund;

        (9) each Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Target Fund immediately prior to the Reorganization pursuant to Section 381 of the Code;

       (10) each Acquiring Fund will succeed to and take into account any
    Section 855(a) dividend of the Target Fund for such Fund's last taxable year immediately prior to the Reorganization; and

       (11) in accordance with Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund, but the use of such carryovers by the Acquiring Fund may be subject to limitation under Section 383 of the Code and applicable regulations thereunder.

    (h) The N-14 Registration Statement shall have become effective under the 1933 Act or the Schedule 14A Proxy Statement shall have become effective for purposes of the 1940 Act, as applicable, as to the Acquiring Fund's shares and, if the Reorganization is an Active Reorganization, no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, to the Knowledge of Variable Trust, contemplated by the SEC.

    (i) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

    (j) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

    (k) LAT shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

    (l) Variable Trust shall have received a letter from KPMG LLP addressed to LAT and Variable Trust as described in Subsection 7(m) or 7(n), as appropriate.

   (m) If the Reorganization is an Active Reorganization other than the Reorganization of Valugrowth Stock Fund of LAT and Large Company Growth Fund of Variable Trust, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target Fund shareholders substantially all investment company taxable income of the Target Fund earned prior to the Closing Date and substantially all of its net capital gain of the Target Fund realized prior to such date.

    (n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

    (o) Variable Trust shall have received such assurances as it deems appropriate from Wells Fargo Bank, N.A. regarding payment of the expenses incurred in connection with the Reorganizations.

    9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

    10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan with respect to any Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the applicable Reorganization is not in the best interests of shareholders and gives notice to the other party. The termination of this Plan with respect to an Acquiring Fund and its Corresponding Target Fund shall not affect the survival of the Plan with respect to any other Acquiring Fund or Target Fund.

    11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to other conflicts of law.

    12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

    13. AMENDMENTS. The parties may, by agreement in writing authorized by their respective Boards of Trustees, amend this Plan with respect to any Reorganization at any time before or after the Target Fund's shareholders approve the Reorganization. However, after a Target Fund's shareholders approve a Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to that Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time of a Reorganization by mutual agreement.

    14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

    15. INDEMNIFICATION OF TRUSTEES. Variable Trust agrees that it will assume all liabilities and obligations of LAT relating to any obligation of LAT to indemnify its current and former Trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and LAT's Trust Instrument, as in effect as of the date of this Plan. Variable Trust also agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under the LAT Trust Instrument as in effect as of the date of this Plan shall survive the Reorganizations and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Variable Trust, its successors and assigns.

    16. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganizations as the other shall deem necessary, advisable or appropriate.

    17. UPDATING OF N-14 REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. If at any time prior to the Target Fund shareholder meetings referred to in Section 2, in the case of the Shell Reorganization, or the Effective Time of a Reorganization, in the case of an Active Reorganization, a party becomes aware of any material information that is not reflected in the
Schedule 14A Proxy Statement or the N-14 Registration Statement, as appropriate, the party discovering the information shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

    18. LIMITATION ON LIABILITIES. The obligations of LAT, Variable Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of LAT or Variable Trust personally, but shall bind only the Assets and property of the Acquiring Funds and Target Funds. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Funds or Target Funds, as appropriate.

    19. TERMINATION OF LAT. If the parties complete every Reorganization, LAT shall terminate its registration under the 1940 Act and dissolve.

    20. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

        For LAT:

           Richard H. Blank, Jr.
           Life & Annuity Trust
           111 Center Street, Suite 300
           Little Rock, AR 72201

        With copies to:

           Robert M. Kurucza
           Marco E. Adelfio
           Morrison & Foerster LLP
           2000 Pennsylvania Avenue, N.W., Suite 5500
           Washington, D.C. 20006

        For Variable Trust:

           Richard H. Blank, Jr.
           Wells Fargo Variable Trust
           111 Center Street, Suite 300
           Little Rock, AR 72201

        With copies to:

           Robert M. Kurucza
           Marco E. Adelfio
           Morrison & Foerster LLP
           2000 Pennsylvania Avenue, N.W., Suite 5500
           Washington, D.C. 20006

    21. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without written consent of the other party.

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                WELLS FARGO VARIABLE TRUST

ATTEST:

------------------------------  By:  -----------------------------------------
Name:                                Name: Richard H. Blank, Jr.
Title:                               Title:  Secretary

                                LIFE & ANNUITY TRUST

ATTEST:

------------------------------  By:  -----------------------------------------
Name:                                Name: Richard H. Blank, Jr.
Title:                               Title:  Secretary

                                   SCHEDULE A
                              MATERIAL AGREEMENTS

The following agreements shall be Material Agreements for LAT:

[Agreements to be inserted]

The following agreements shall be Material Agreements for Variable Trust:

[Agreements to be inserted]

                                   SCHEDULE B

Liabilities of LAT:

Liabilities of Target Funds:

Liabilities of Variable Trust:

Liabilities of Acquiring Funds:

                                   SCHEDULE C

     I. Claims, actions, suits, investigations or proceedings pending or threatened against LAT or any Target Fund or its Assets or businesses:

    NONE.

    II. Orders, decrees or judgments to which LAT or a Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, LAT's or the Target Fund's financial condition, results of operations, business, properties or Assets or ability to consummate the transactions contemplated by the Plan:

    NONE.

                                   SCHEDULE D
                    FORM OF LIABILITY ASSUMPTION INSTRUMENT
                      ACKNOWLEDGEMENT OF RECEIPT OF ASSETS
                   AND STATEMENT OF ASSUMPTION OF LIABILITIES

    For purposes of this document, the terms "ASSETS" and "LIABILITIES" shall have the meanings given them in the Agreement and Plan of Reorganization dated
            , 1999 by and between Wells Fargo Variable Trust ("VARIABLE TRUST"), for itself and on behalf of certain of its series, and Norwest Select Funds ("LAT"), for itself and on behalf of certain of its series.

    Variable Trust, on behalf of                         (the "FUND"),
acknowledges receipt, as of             [p.m.], Eastern time, on September    ,
1999 (the "EFFECTIVE TIME"), of the Assets of                         (the
"TARGET FUND"). In addition, Variable Trust, on behalf of the Fund, assumes, as of the Effective Time, all the Liabilities of the Target Fund at the Effective Time.

                                          WELLS FARGO VARIABLE TRUST

                                          By:
                                          --------------------------------------
                                          Name: Richard H. Blank, Jr.
                                          Title:  Secretary

               EXHIBIT A--AGREEMENTS AND PLANS OF REORGANIZATION
                                    FORM OF
                                 AGREEMENT AND
                                    PLAN OF
                                 REORGANIZATION
                                 MARCH 25, 1999

This AGREEMENT AND PLAN OF REORGANIZATION (the "PLAN") is made as of this 25th day of March, 1999, by and between Wells Fargo Variable Trust ("NEWTRUST"), a Delaware business trust, for itself and on behalf of its series listed in the Acquiring Funds column below (each an "ACQUIRING FUND") and Norwest Select Funds ("NORWEST TRUST"), a Delaware business trust, for itself and on behalf of its series listed in the Target Funds column below (each a "TARGET FUND").

                    ACQUIRING FUNDS                                             TARGET FUNDS
--------------------------------------------------------  --------------------------------------------------------
                  Corporate Bond Fund                                           Income Fund
                   Income Equity Fund                                        Income Equity Fund
               Large Company Growth Fund                                   Valugrowth Stock Fund
                     Small Cap Fund                                       Small Company Stock Fund

    WHEREAS, Newtrust and Norwest Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 ACT");

    WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the Target Fund listed opposite the Acquiring Fund ("CORRESPONDING TARGET FUND") in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Target Fund in connection with the dissolution and liquidation of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "REORGANIZATION"); and

    WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that each Acquiring Fund and its Corresponding Target Fund be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to that Reorganization;

    NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

    1.  DEFINITIONS.

The following terms shall have the following meanings:

1933 ACT......................  The Securities Act of 1933, as amended.

1934 ACT......................  The Securities Exchange Act of 1934, as amended.

ACTIVE REORGANIZATION.........  Each Reorganization except the Reorganization of Income
                                Equity Fund of Norwest Trust and Income Equity Fund of
                                Newtrust.

ASSETS........................  All property and assets of any kind and all interests, rights, privileges and powers of a Target Fund, whether or not determinable at the Target Fund's Effective Time and
                                wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and
                                interest receivables) owned by the Target Fund and any
                                deferred or prepaid expense shown as an asset on the Target
                                Fund's books.

ASSETS LIST...................  A list of securities and other Assets and Known Liabilities of a Target Fund.

CLOSING DATE..................  [September 18, 1999], or such other date as the parties may agree to in writing with respect to a Reorganization.

EFFECTIVE TIME................  The business day following the Closing Date of a
                                Reorganization, or such other date as the parties may agree to in writing.

FUND..........................  An Acquiring Fund or a Target Fund.

HSR ACT.......................  The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
                                amended.

KNOW, KNOWN OR KNOWLEDGE......  Known after reasonable inquiry.

LIABILITIES...................  All liabilities of a Target Fund existing at the Target
                                Fund's Effective Time, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or
                                unmatured.

N-14 REGISTRATION STATEMENT...  The Registration Statement of Newtrust on Form N-14 under the 1940 Act that will register the shares of the Acquiring
                                Funds to be issued in the Active Reorganizations and will
                                include the proxy materials necessary for the shareholders of the Corresponding Target Funds to approve the Active
                                Reorganizations.

MATERIAL AGREEMENTS...........  The agreements set forth in Schedule A.

SCHEDULE 14A PROXY              The proxy materials of Norwest Trust on Schedule 14A under
 STATEMENT....................  the 1934 Act that will seek approval of the Shell
                                Reorganization by shareholders of Income Equity Fund.

SCHEDULE A....................  Schedule A to this Plan.

SCHEDULE B....................  Schedule B to this Plan.

SCHEDULE C....................  Schedule C to this Plan.

SCHEDULE D....................  Schedule D to this Plan.

SHELL REORGANIZATION..........  The Reorganization of Income Equity Fund of Norwest Trust
                                and Income Equity Fund of Newtrust.

TARGET FINANCIAL STATEMENTS...  The audited financial statements of each Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Target Fund for its most recently completed semi-annual period.

TRANSFER DOCUMENTS............  Such bills of sale, assignments, certificates and other instruments of transfer as Newtrust deems desirable to
                                transfer to an Acquiring Fund all right and title to and
                                interest in the Corresponding Target Fund's Assets.

VALUATION TIME................  The time on a Reorganization's Closing Date, or such other date as the parties may agree to in writing, that Newtrust determines the net asset value of the shares of the
                                Acquiring Fund and Norwest Trust determines the net value of the Assets of the Corresponding Target Fund. Unless
                                otherwise agreed to in writing, the Valuation Time of a
                                Reorganization shall be at the time of day then set forth in the Acquiring Fund's and Target Fund's Registration
                                Statement on Form N-1A as the time of day at which net asset value is calculated.

    2.  REGULATORY FILINGS AND SHAREHOLDER ACTION.

    (a) Newtrust shall promptly prepare and file the N-14 Registration Statement with the SEC. Newtrust also shall make any appropriate filings including, without limitation, filings: (i) with state or foreign securities regulatory authorities or (ii) under the HSR Act.

    (b) Norwest Trust shall promptly prepare and file the Schedule 14A Proxy Statement with the SEC. Norwest Trust also shall make any appropriate filings, including, without limitation, filings under the HSR Act.

    (c) As soon as practicable after the effective dates of the N-14 Registration Statement and Schedule 14A Proxy Statement, Norwest Trust shall hold Target Fund shareholder meetings to consider and approve this Plan, the Reorganizations and such other matters as the Board of Trustees of Norwest Trust may determine.

    3. TRANSFER OF TARGET FUND ASSETS. Norwest Trust and Newtrust shall take the following steps with respect to each Reorganization:

    (a) On or prior to the Closing Date, Norwest Trust shall endeavor to pay or make reasonable provision to pay out of the Target Fund's Assets all of the Liabilities, expenses, costs and charges of the Target Fund that are Known to Norwest Trust and that are due and payable as of the Closing Date.

    (b) At the Effective Time, Norwest Trust shall assign, transfer, deliver and convey all of the Target Fund's Assets to the Acquiring Fund, subject to all of the Target Fund's Liabilities. Newtrust shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

    (c) Within a reasonable time prior to the Closing Date, Norwest Trust shall provide the Target Fund's Assets List to Newtrust. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Target Fund's Effective Time. After Norwest Trust provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior written approval of Newtrust. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, Newtrust will advise Norwest Trust in writing of any investments shown on the Assets List that Newtrust has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. Norwest Trust will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objectives, policies and restrictions. In addition, if Newtrust determines that, as a result of the Reorganization, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, Newtrust will advise Norwest Trust in writing of any such limitation and Norwest Trust shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objectives, policies and restrictions.

    (d) Norwest Trust shall assign, transfer, deliver and convey the Target Fund's Assets to the Acquiring Fund at the Reorganization's Effective Time on the following basis:

        (1) In exchange for the transfer of the Assets, Newtrust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of the Acquiring Fund. Newtrust shall determine the number of shares of the Acquiring Fund to issue by dividing the net value of the Assets of the Target Fund by the net asset value of one Acquiring Fund share. Based on this calculation,

    Newtrust shall issue shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the net value of the Assets of the Target Fund.

        (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Assets to be conveyed, as of the Valuation Time substantially in accordance with Newtrust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

        (3) Norwest Trust shall transfer the Assets with good and marketable title to the custodian for the account of the Acquiring Fund. Norwest Trust shall transfer all cash in the form of immediately available funds payable to the order of Newtrust's custodian for the account of the Acquiring Fund. Norwest Trust shall transfer any Assets that were not transferred to Newtrust's custodian at the Effective Time to Newtrust's custodian at the earliest practicable date thereafter.

    4. DISSOLUTION AND LIQUIDATION OF TARGET FUNDS, REGISTRATION OF SHARES AND ACCESS TO RECORDS. Norwest Trust and Newtrust also shall take the following steps for each Reorganization:

    (a) At or as soon as reasonably practical after the Effective Time, Norwest Trust shall dissolve and liquidate the Target Fund by transferring to shareholders of record of the Target Fund full and fractional shares of beneficial interest of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Norwest Trust declared with respect to the shareholder's Target Fund shares before the Effective Time. Newtrust shall record on its books the ownership by the shareholders of the respective Acquiring Fund shares; Norwest Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding Target Fund shares. Newtrust shall not issue certificates representing Acquiring Fund shares in the Reorganization. Norwest Trust shall then wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to terminate the Target Fund as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations. The winding-up of the affairs of the Target Fund shall not cause the affairs of any other Target Fund to wind-up.

    (b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, Newtrust shall require the shareholder to (i) furnish Newtrust an instrument of transfer properly endorsed and otherwise in proper form for transfer and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Newtrust that such tax has been paid or does not apply.

    (c) At and after the Closing Date, Norwest Trust shall provide Newtrust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Target Fund owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers. Norwest Trust shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Target Fund as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

    5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF NORWEST TRUST. Norwest Trust, on behalf of itself and, as appropriate, the Target Funds, represents and warrants to, and agrees with, Newtrust as follows:

    (a) Norwest Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of Norwest Trust duly established and designated each Target Fund as a series of Norwest Trust. Norwest Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

    (b) Norwest Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Trustees of Norwest Trust has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Norwest Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate Norwest Trust's Trust Instrument or By-Laws or any Material Agreement. Except for the approval of Target Fund shareholders, Norwest Trust does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d) Each Target Fund has qualified as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meetings for the Active Reorganizations and at the Effective Time of each Active Reorganization, insofar as they relate to Norwest Trust or the Target Fund: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The materials included within the Schedule 14A Proxy Statement when filed with the SEC, when distributed to shareholders and at the time of the Income Equity Fund shareholder meeting, insofar as they relate to Norwest Trust and Income Equity Fund of Norwest Trust: (i) shall comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (g) Norwest Trust has duly authorized and validly issued all of the issued and outstanding shares of each Target Fund and all of the shares are validly outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there any securities convertible into Target Fund shares.

    (h) Norwest Trust shall operate the business of each Target Fund in the ordinary course between the date hereof and the Fund's Effective Time, it being agreed that such ordinary course of business will include the transactions described in Subsection 3(c) and the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Fund's Reorganization.

    (i) At a Target Fund's Effective Time, the relevant Target Fund will have good and marketable title to the its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

    (j) The Target Financial Statements, copies of which have been previously delivered to Newtrust, fairly present the financial positions of each Target Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

    (k) To the Knowledge of Norwest Trust, no Target Fund has any Liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements, Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements and Liabilities set forth on Schedule B.

    (l) Other than the claims, actions, suits, investigations or proceedings set forth on Schedule C, Norwest Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Norwest Trust or any Target Fund or its Assets or businesses. Norwest Trust does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Norwest Trust or any Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule C, neither Norwest Trust nor any Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

   (m) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Norwest Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of any Target Fund.

    (n) Norwest Trust has filed the federal income tax returns of each Target Fund, copies of which have been previously delivered to Newtrust, for all taxable years to and including the Fund's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns. Norwest Trust will file the federal income tax returns of each Target Fund for its next taxable year on or before their due date, as the same may be properly extended.

    (o) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of any Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

    6.  CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
NEWTRUST. Newtrust, on behalf of itself and, as appropriate, the Acquiring Funds, represents and warrants to, and agrees with Norwest Trust as follows:

    (a) Newtrust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of Newtrust duly established and designated each Acquiring Fund as a series of Newtrust. As of the Closing Date, Newtrust will be registered with the SEC as an open-end management investment company under the 1940 Act.

    (b) Newtrust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Trustees of Newtrust has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Newtrust have executed and delivered the

Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Newtrust or any Material Agreement. Newtrust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (d) Each Acquiring Fund shall qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of its current taxable year.

    (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meetings for the Active Reorganizations and at the Effective Time of each Active Reorganization, insofar as it relates to Life & Annuity Trust, any series of Life & Annuity Trust, Newtrust or the Acquiring
Funds: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The Schedule 14A Proxy Statement, when filed with the SEC, when distributed to shareholders and at the time of the Income Equity Fund shareholder meeting, insofar as it relates to Life & Annuity Trust, any series of Life & Annuity Trust, Newtrust and the Acquiring Funds: (i) shall comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
(ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (g) There shall be no issued and outstanding shares of any Acquiring Fund
prior to the Fund's Closing Date other than those issued to             in order
to commence the operations of Newtrust. Newtrust shall duly authorize the Acquiring Fund shares to be issued and delivered to each Corresponding Target Fund as of the Target Fund's Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

    (h) Newtrust has not commenced the operations of any Acquiring Fund. Newtrust shall not commence the operations of any Acquiring Fund prior to the Fund's Effective Time.

    (i) No Acquiring Fund has any Liabilities, whether or not determined or determinable, other than the Liabilities set forth on Schedule B.

    (j) Newtrust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Newtrust or any Acquiring Fund or its Assets or businesses. There are no facts that Newtrust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Newtrust or any Acquiring Fund. Neither Newtrust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated herein.

    (k) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Newtrust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of any Acquiring Fund.

    (l) Newtrust shall file the federal income tax returns of each Acquiring Fund for the Fund's current taxable year on or before their due date, as the same may be properly extended.

   (m) Since [March 10, 1999], there has been no material adverse change in the financial condition, business, properties or Assets of any Acquiring Fund.

    7. CONDITIONS TO NORWEST TRUST OBLIGATIONS. The obligations of Norwest Trust with respect to each Reorganization shall be subject to the following conditions precedent:

    (a) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Trust Instrument of Norwest Trust and applicable law. If Target Fund shareholders fail to approve the Reorganization, that failure shall release Norwest Trust of its obligations under this Plan only with respect to that Reorganization and not any other Reorganization.

    (b) All representations and warranties of Newtrust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

    (c) Newtrust shall have delivered to Norwest Trust a certificate dated as of the Closing Date and executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Norwest Trust, stating that the representations and warranties of Newtrust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time and that it has approved the Target Fund's Assets as being consistent with its investment objectives, policies and restrictions and that the Target Fund's Assets may otherwise be lawfully acquired by the Acquiring Fund.

    (d) Norwest Trust shall have received an opinion of Morrison & Foerster LLP, as counsel to Newtrust, in form and substance reasonably satisfactory to Norwest Trust and dated as of the Closing Date, substantially to the effect that:

        (1) Newtrust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

        (2) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Newtrust;

        (3) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Newtrust or any Material Agreement to which Newtrust is a party or by which it is bound; and

        (4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Newtrust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of Newtrust.

    (e) Norwest Trust shall have received an opinion of Richards, Layton & Finger, as special counsel to Newtrust, in form and substance reasonably satisfactory to Norwest Trust and dated as of the Closing Date, substantially to the effect that this Plan has been duly authorized, executed and delivered by Newtrust, and, assuming due authorization, execution and delivery of this Plan by Norwest Trust on behalf of the Target Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material. In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law, and (iii) rely on certificates of officers or trustees of Newtrust.

    (f) Norwest Trust shall have received an opinion of KPMG Peat Marwick LLP addressed to Norwest Trust and Newtrust in form and substance reasonably satisfactory to them, and dated as of the Closing Date, with respect to the tax matters specified in Subsection 8(g).

    (g) Norwest Trust shall have received (i) a memorandum addressed to Norwest Trust and Newtrust, in form and substance reasonably satisfactory to them, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant jurisdiction's securities laws in connection with Newtrust's issuance of Acquiring Fund shares, and (ii) assurance reasonably satisfactory to it that all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

    (h) The N-14 Registration Statement shall have become effective under the 1933 Act or the Schedule 14A Proxy Statement shall have become effective for purposes of the 1940 Act, as appropriate, as to the Acquiring Fund's shares and, if the Reorganization is an Active Reorganization, the SEC shall not have instituted or, to the Knowledge of Newtrust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (i) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Reorganization.

    (j) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

    (k) Newtrust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

    (l) Norwest Trust shall have received from Newtrust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of the Target Fund in the form set forth on Schedule D.

   (m) If the Reorganization is an Active Reorganization, Norwest Trust shall have received a letter dated as of the Closing Date from KPMG Peat Marwick LLP addressed to Norwest Trust and Newtrust in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by Norwest Trust and Newtrust and described in such letter (but not an examination in accordance with generally accepted auditing standards):

        (1) nothing came to their attention that caused them to believe that the relevant unaudited pro forma financial statements included in the N-14 Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the relevant pro forma adjustments have not properly been applied to the historical amounts in the compilation of those amounts;

        (2) the data used in the calculation of the current and pro forma expense ratios of the Target Fund and the Acquiring Fund appearing in the N-14 Registration Statement, including the proxy materials, agree with the underlying accounting records of the Target Fund and the Acquiring Fund, as appropriate, or with written estimates provided by officers of Norwest Trust or Newtrust, as appropriate, having responsibility for financial and reporting matters and were found to be mathematically correct; and

        (3) the information relating to the Acquiring Fund and the Target Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Acquiring Fund or the Target Fund, as appropriate, or from schedules prepared by officers of Norwest Trust or Newtrust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

    (n) With respect to the Shell Reorganization, Norwest Trust shall have received a letter dated as of the Closing Date from KPMG Peat Marwick LLP addressed to Norwest Trust and Newtrust in form and substance reasonably satisfactory to them to the effect that on the basis of limited procedures as agreed to by Norwest Trust and Newtrust and described in such letter (but not an examination in accordance with generally accepted auditing standards):

        (1) the data used in the calculation of any expense ratios of the Target Fund and the Acquiring Fund appearing in the Schedule 14A Proxy Statement agree with the underlying accounting records of the Target Fund and the Acquiring Fund, as appropriate, or with written estimates provided by officers of Norwest Trust or Newtrust, as appropriate, having responsibility for financial and reporting matters and were found to be mathematically correct; and

        (2) the information relating to the Acquiring Fund and the Target Fund appearing in the Schedule 14A Proxy Statement that is expressed in dollars or percentages of dollars has been obtained from the accounting records of the Acquiring Fund or the Target Fund, as appropriate, or from schedules prepared by officers of Norwest Trust or Newtrust, as appropriate, having responsibility for financial and reporting matters and such information is in agreement with such records or schedules or with computations made therefrom.

    (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

    (p) Norwest Trust shall have received such assurances as it deems appropriate from Wells Fargo Bank, N.A. regarding payment of the expenses incurred in connection with the Reorganizations.

    8. CONDITIONS TO NEWTRUST OBLIGATIONS. The obligations of Newtrust with respect to each Reorganization shall be subject to the following conditions precedent:

    (a) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Trust Instrument of Norwest Trust and applicable law. If Target Fund shareholders fail to approve the Reorganization, that failure shall release Newtrust of its obligations under this Plan only with respect to that Reorganization, and not any other Reorganization.

    (b) Norwest Trust shall have obtained and delivered to Newtrust a statement of Assets and Liabilities of the Target Fund, showing the tax costs of such Assets by lot and the holding periods of such Assets, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of Norwest Trust as having been prepared in accordance with generally accepted accounting principles consistently applied. The statement of Assets and Liabilities shall indicate which Assets, if any, are or, after the Reorganization, will be subject to any restrictions, legal or contractual, on disposition and which Assets, if any, are not readily marketable.

    (c) Norwest Trust shall have duly executed and delivered to Newtrust the Target Fund's Transfer Documents.

    (d) All representations and warranties of Norwest Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

    (e) Norwest Trust shall have delivered to Newtrust a certificate dated as of the Closing Date and executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Newtrust, stating that the representations and warranties of Norwest Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

    (f) Newtrust shall have received an opinion of Seward & Kissel LLP, as counsel to Norwest Trust, in form and substance reasonably satisfactory to Newtrust and dated as of the Closing Date, substantially to the effect that:

        (1) Norwest Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

        (2) this Plan and the Target Fund's Transfer Documents have been duly authorized, executed and delivered by Norwest Trust and, assuming due authorization, execution and delivery of this Plan by Newtrust on behalf of the Acquiring Fund, represent legal, valid and binding contracts, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

        (3) the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of Norwest Trust or any Material Agreement to which Norwest Trust is a party or by which it is bound;

        (4) the only Target Fund shareholder approval required with respect to the Reorganization is the approval of the Reorganization by the shareholders of the Target Fund; and

        (5) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Norwest Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target Fund.

    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of Norwest Trust.

    (g) Funds Trust shall have received an opinion of KPMG LLP addressed to Funds Trust and Funds Trust Stagecoach in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by Stagecoach and Funds Trust, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

        (1) the transfer of substantially all the assets and liabilities of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of al the liabilities of the Target Fund and the distribution of these Acquiring Fund shares to shareholders of the Target Fund pursuant to this Plan will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Funds will be a party to the reorganization within the meaning of Section 368 of the Code;

        (2) in accordance with Section 361 of the Code, no gain or loss shall be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

        (3) pursuant to Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their shares in the Target Fund for shares of the corresponding Acquiring Fund (but shareholders of the Target Fund that are subject to taxation will recognize income upon the receipt of any net investment income or net capital gains of such Funds which are distributed by such Funds prior to the Funds' Reorganization);

        (4) in accordance with Section 358 of the Code, the basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the basis of his or her Target Fund shares immediately prior to the transfer;

        (5) in accordance with Section 1032 of the Code, no gain or loss will be recognized by any Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

        (6) in accordance with Section 362 of the Code, the basis in the hands of the Acquiring Fund of the assets of the Target Fund will be the same as the basis of the assets in the hands of the Target Fund immediately prior to the transfer;

        (7) in accordance with Section 1223(1) of the Code, a Target Fund shareholder's holding period for his or her Acquiring Fund shares will be determined by including the period for which he or she held the Target Fund shares exchanged therefor, provided that he or she held such shares as capital assets;

        (8) in accordance with Section 1223(2) of the Code, the holding periods of the Target Fund assets in the hands of the Acquiring Fund will be determined by including the periods during which the assets were held by the Target Fund;

        (9) each Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Target Fund immediately prior to the Reorganization pursuant to Section 381 of the Code;

       (10) each Acquiring Fund will succeed to and take into account any
    Section 855(a) dividend of the Target Fund for such Fund's last taxable year immediately prior to the Reorganization; and

       (11) in accordance with Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers, if any, of the Target Fund, but the use of such carryovers by the Acquiring Fund may be subject to limitation under Section 383 of the Code and applicable regulations thereunder.

    (h) The N-14 Registration Statement shall have become effective under the 1933 Act or the Schedule 14A Proxy Statement shall have become effective for purposes of the 1940 Act, as applicable, as to the Acquiring Fund's shares and, if the Reorganization is an Active Reorganization, no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, to the Knowledge of Newtrust, contemplated by the SEC.

    (i) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

    (j) The SEC shall not have issued any unfavorable advisory report under
Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

    (k) Norwest Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

    (l) Newtrust shall have received a letter from KPMG Peat Marwick LLP addressed to Norwest Trust and Newtrust as described in Subsection 7(m) or 7(n), as appropriate.

   (m) If the Reorganization is an Active Reorganization other than the Reorganization of Valugrowth Stock Fund of Norwest Trust and Large Company Growth Fund of Newtrust, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target Fund shareholders substantially all investment company taxable income of the Target Fund earned prior to the Closing Date and substantially all of its net capital gain of the Target Fund realized prior to such date.

    (n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

    (o) Newtrust shall have received such assurances as it deems appropriate from Wells Fargo Bank, N.A. regarding payment of the expenses incurred in connection with the Reorganizations.

    9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

    10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan with respect to any Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the applicable Reorganization is not in the best interests of shareholders and gives notice to the other party. The termination of this Plan with respect to an Acquiring Fund and its Corresponding Target Fund shall not affect the survival of the Plan with respect to any other Acquiring Fund or Target Fund.

    11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to other conflicts of law.

    12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

    13. AMENDMENTS. The parties may, by agreement in writing authorized by their respective Boards of Trustees, amend this Plan with respect to any Reorganization at any time before or after the Target Fund's shareholders approve the Reorganization. However, after a Target Fund's shareholders approve a Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to that Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time of a Reorganization by mutual agreement.

    14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

    15. INDEMNIFICATION OF TRUSTEES. Newtrust agrees that it will assume all liabilities and obligations of Norwest Trust relating to any obligation of Norwest Trust to indemnify its current and former Trustees and officers, acting in their capacities as such, to the fullest extent permitted by law and Norwest Trust's Trust Instrument, as in effect as of the date of this Plan. Newtrust also agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such, under the Norwest Trust Trust Instrument as in effect as of the date of this Plan shall survive the Reorganizations and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Newtrust, its successors and assigns.

    16. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganizations as the other shall deem necessary, advisable or appropriate.

    17. UPDATING OF N-14 REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. If at any time prior to the Target Fund shareholder meetings referred to in Section 2, in the case of the Shell Reorganization, or the Effective Time of a Reorganization, in the case of an Active Reorganization, a party becomes aware of any material information that is not reflected in the
Schedule 14A Proxy Statement or the N-14 Registration Statement, as appropriate, the party discovering the information shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

    18. LIMITATION ON LIABILITIES. The obligations of Norwest Trust, Newtrust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Norwest Trust or Newtrust personally, but shall bind only the Assets and property of the Acquiring Funds and Target Funds. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Funds or Target Funds, as appropriate.

    19. TERMINATION OF NORWEST TRUST. If the parties complete every Reorganization, Norwest Trust shall terminate its registration under the 1940 Act and dissolve.

    20. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

        For Norwest Trust:

           David I. Goldstein, Esq.
           Forum Financial Group
           Two Portland Square
           Portland, ME 04101

        With copies to:

           Anthony C.J. Nuland
           Seward & Kissel LLP
           1200 G Street, N.W., Suite 350
           Washington, DC 20005

        For Newtrust:

           Richard H. Blank, Jr.
           Stephens Inc.
           111 Center Street
           Little Rock, AR 72201

        With copies to:

           Robert M. Kurucza
           Marco E. Adelfio
           Morrison & Foerster LLP
           2000 Pennsylvania Avenue, N.W., Suite 5500
           Washington, D.C. 20006

    21. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without written consent of the other party.

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                            WELLS FARGO VARIABLE TRUST

ATTEST:

                                                              By:
-----------------------------------------
Name:
Title:

                                                              NORWEST
                                                              SELECT
                                                              FUNDS

ATTEST:

                                                              By:
-----------------------------------------
Name:
Title:

ATTEST:

-----------------------------------------                     -----------------------------------------

Name:                                                         Name:

Title:                                                        Title:

ATTEST:

-----------------------------------------                     -----------------------------------------

Name:                                                         Name:

Title:                                                        Title:


                                   SCHEDULE A
                              MATERIAL AGREEMENTS

The following agreements shall be Material Agreements for Norwest Trust:

[Agreements to be inserted]

The following agreements shall be Material Agreements for Newtrust:

[Agreements to be inserted]

                                   SCHEDULE B

Liabilities of Norwest Trust:

Liabilities of Target Funds:

Liabilities of Newtrust:

Liabilities of Acquiring Funds:

                                   SCHEDULE C

I. Claims, actions, suits, investigations or proceedings pending or threatened against Norwest Trust or any Target Fund or its Assets or businesses:

II. Orders, decrees or judgments to which Norwest Trust or a Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, Norwest Trust's or the Target Fund's financial condition, results of operations, business, properties or Assets or ability to consummate the transactions contemplated by the Plan:

                                   SCHEDULE D
                    FORM OF LIABILITY ASSUMPTION INSTRUMENT

                      ACKNOWLEDGEMENT OF RECEIPT OF ASSETS
                   AND STATEMENT OF ASSUMPTION OF LIABILITIES

    For purposes of this document, the terms "Assets" and "Liabilities" shall have the meanings given them in the Agreement and Plan of Reorganization dated
           , 1999 by and between Wells Fargo Variable Trust ("Newtrust"), for itself and on behalf of certain of its series, and Norwest Select Funds ("Norwest Trust"), for itself and on behalf of certain of its series. Newtrust,
on behalf of                             (the "Fund"), acknowledges receipt, as
of             [p.m.], Eastern time, on September   , 1999 (the "Effective
Time"), of the Assets of                                  (the "Target Fund").
In addition, Newtrust, on behalf of the Fund, assumes, as of the Effective Time, all the Liabilities of the Target Fund at the Effective Time.

                                            WELLS FARGO VARIABLE TRUST

                                                              By:


                                                              -----------------------------------------

                                                              Name:

                                                              Title:


         EXHIBIT B--COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

WFVT CORPORATE BOND FUND

Comparison of:   LAT U.S. GOVERNMENT ALLOCATION           WHICH WILL REORGANIZE INTO
                 FUND                                     WFVT CORPORATE BOND FUND
                 AND
                 NS INCOME FUND

OBJECTIVES:

LAT U.S.           -  seeks over the long-term a high level of total return, including net
  GOVERNMENT       realized and unrealized capital gains and net investment income,
  ALLOCATION FUND     consistent with reasonable risk.
NS INCOME FUND     -  stable current income and competitive total return over an interest-rate cycle.
WFVT CORPORATE     -  seeks a high level of current income, consistent with reasonable
  BOND FUND           risk.

INVESTMENT STRATEGIES:

LAT U.S.           The Fund allocates and reallocates assets among long-term U.S. Treasury
  GOVERNMENT       bonds, intermediate-term U.S. Treasury notes, and short-term money
  ALLOCATION FUND  market instruments. This strategy is based on the premise that asset classes are at times undervalued or overvalued in comparison to one another and that investing in undervalued asset classes offers better long-term, risk-adjusted returns. The Fund normally invests at least 65%
                   of its total assets in Government obligations and 25% of its total assets in foreign obligations qualifying as money market investments.

                   The Fund has no minimum investment in any asset class and may invest substantially all of its assets in a single asset class. The allocation may shift at any time.
NS INCOME FUND     The Fund invests in a diversified portfolio of fixed and variable rate
                   U.S. Dollar denominated debt securities. These securities cover a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others.

                   The Adviser attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average. The Fund expects to maintain an average dollar-weighted maturity of between 3 and 15 years. Normally, the Fund's investments will have a duration of between
                   70% and 130% of the duration of the Lipper Corporate A-Rated Debt
                   Average. The Fund normally invests:
                   -  at least 80% of its assets in investment-grade debt securities, which are those securities rated within four highest rating categories, or, if unrated, of comparable quality;
                   -  up to 50% of its total assets in corporate securities, bonds, notes, and convertible securities; and
                   -  at least 30% of its total assets in U.S. Government securities.

                   The Fund limits its investments in mortgage-backed securities to 50% of its total assets and in other asset-backed securities to 25% of its total assets. The Fund also may invest up to 20% of its total assets in lower-rated securities.

WFVT CORPORATE     The Fund seeks a high rate of current income by actively managing a
  BOND FUND        diversified portfolio consisting primarily of corporate debt securities.
                   When purchasing these securities the Fund considers, among other things, the yield differences for various corporate sectors, and the current economic cycle's potential effect on the various types of bonds. The
                   Fund may invest in securities of any maturity. Under normal market conditions, the Fund expects to maintain a dollar-weighted average maturity for portfolio securities of between 10 and 15 years. The Fund also may invest in U.S. Government obligations.

                   Under normal market conditions, the Fund invests:
                   -  at least 65% of its total assets in corporate debt securities;
                   -  in U.S. Government obligations;
                   -  up to 25% of its total assets in debt securities that are below investment-grade; and
                   -  up to 25% of its total assets in securities of foreign issuers.

-------------------------------------------------------------------------------------------
                                                            PORTFOLIO MANAGERS
-------------------------------------------------------------------------------------------
LAT U.S. GOVERNMENT ALLOCATION FUND                          Multiple Managers
NS INCOME FUND                                            Marjorie H. Grace, CFA
                                                   N. Graham Allen, FCMA, John W. (Jack)
WFVT CORPORATE BOND FUND                           Burgess, Jacqueline A. Flippin, David
                                                     Kokoska, CFA and Scott Smith, CFA

WFVT LARGE COMPANY GROWTH FUND
(Modeled on the NS ValuGrowth-SM- Stock Fund)

Comparison of:        NS VALUGROWTH-SM- STOCK             WHICH WILL REORGANIZE INTO
                      FUND                                WFVT LARGE COMPANY
                                                          GROWTH FUND

OBJECTIVES:

NS VALUGROWTH-SM- STOCK FUND             -  long-term capital appreciation.
WFVT LARGE COMPANY GROWTH FUND           -  seeks long-term capital appreciation.

INVESTMENT STRATEGIES:

NS VALUGROWTH-SM-       The Fund invests primarily in medium- and large-capitalization
  STOCK FUND            companies that appear to have above-average growth characteristics and appear to be undervalued. The Fund considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity.

                        The Fund may:
                        -  invest up to 20% of its total assets in securities of foreign companies;
                        -  write covered call options and purchase call options on equity securities to manage risk or enhance returns; and
                        -  invest in "special situations," which are companies that have the potential for significant future earnings growth but have not performed well in the recent past.
WFVT LARGE COMPANY      The Fund invests primarily in common stocks of large, high-quality
  GROWTH FUND           domestic companies that have superior growth potential. The Fund looks for companies that are attractively valued with fundamental characteristics that the Advisor believes are significantly better than the market average and support internal earnings growth capability. The Fund also may invest in the securities of companies whose growth potential the Advisor believes is generally
                        unrecognized or misperceived by the market. Under normal market conditions, the Fund invests:
                        -  at least 65% of its total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks;
                        -  the majority of its total assets in issues of companies with market capitalization that is greater than the median of the Russell
                           1000 Index; and
                        -  up to 20% of its total assets in foreign companies through
                        American Depositary Receipts and similar instruments.

                        The Fund will normally limit its investment in a single issuer to
                        10% or less of its total assets. The Fund may hedge against currency risk in the portfolio by using foreign currency forward contracts.

-------------------------------------------------------------------------------------------

                                                            PORTFOLIO MANAGERS
-------------------------------------------------------------------------------------------
NS VALUGROWTH STOCK FUND                                    Charlie Mayer, CFA
WFVT LARGE COMPANY GROWTH FUND                    John S. Dale, CFA and Gary E. Nussbaum

WFVT SMALL CAP FUND

Comparison of:        LAT STRATEGIC GROWTH FUND           WHICH WILL REORGANIZE INTO
                      AND                                 WFVT SMALL CAP FUND
                      NS SMALL COMPANY STOCK
                      FUND

OBJECTIVES:

LAT STRATEGIC GROWTH FUND      -  seeks to provide investors with an above-average level of capital appreciation.
NS SMALL COMPANY STOCK FUND    -  long-term capital appreciation.
WFVT SMALL CAP FUND            -  seeks long-term capital appreciation.

INVESTMENT STRATEGIES:

LAT STRATEGIC GROWTH FUND      The Fund actively manages a broadly diversified equity
                               portfolio of companies expected to have strong growth in
                               revenues, earnings and assets. The Fund selects a range of companies from different industry groups, with the majority of its holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. Under normal circumstances, the
                               Fund invests:
                               -  in at least 20 common stock issues spread across a number of different industry groups;
                               -  at least 65% of its assets in common stocks and
                               securities which are convertible into common stocks that the
                                  Advisor believes have better-than-average prospects to
                                  increase in value;
                               -  up to 40% of its assets in initial public offerings
                               and/or small and newer equity issues;
                               -  up to 65% of its assets in companies whose market
                                  capitalization at the time the Fund buys their stock is
                                  within the capitalization range of the companies listed
                                  on the Russell Midcap/TM/ Index;
                               -  up to 15% of its assets in emerging markets; and
                               -  up to 15% of its assets in certain call and put options.

NS SMALL COMPANY STOCK FUND    The Fund primarily invests in the common stock of small- and medium-size domestic companies that have a market
                               capitalization well below that of the average company in the
                               Standard & Poor's 500 Index.

                               In selecting securities for the Fund, the Adviser seeks
                               securities with significant price appreciation potential and attempts to identify companies that show above-average
                               growth, as compared to long-term overall market growth. The
                               Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, these companies have a
                               small management group and single product or product-line
                               expertise that the Adviser believes may result in an
                               enhanced entrepreneurial spirit and greater focus. The
                               Adviser believes that these companies may develop into
                               significant business enterprises and that an investment in these companies offers a greater opportunity for capital
                               appreciation than an investment in larger, more established companies.
WFVT SMALL CAP FUND            The Fund actively manages a diversified portfolio of common stocks issued by companies whose market capitalization falls within the range of the Russell 2000 Index. The Fund will
                               sell the stock of any company whose market capitalization
                               exceeds the range of this index for sixty consecutive days.

                               The Fund invests in the common stocks of domestic and
                               foreign companies that the Advisor believes have
                               above-average prospects for capital growth, or that are
                               involved in new or innovative products, services and
                               processes. Under normal market conditions, the Fund invests:
                               -  in an actively managed, broadly diversified portfolio of growth-oriented common stocks;
                               -  in at least 20 common stock issues spread across multiple industry groups and sectors of the economy;
                               -  up to 40% of its assets in initial public offerings or
                               recent start-ups and newer issues;
                               -  no more than 25% of its assets in foreign companies
                               through American Depositary Receipts or similar issues; and
                               -  up to 15% of its portfolio in emerging markets.

-------------------------------------------------------------------------------------------

                                                            PORTFOLIO MANAGERS
-------------------------------------------------------------------------------------------
LAT STRATEGIC GROWTH FUND                          Chris Greene and Thomas Zeifang, CFA
NS SMALL COMPANY STOCK FUND                         Kenneth Lee and Thomas Zeifang, CFA
WFVT SMALL CAP FUND                                 Kenneth Lee and Thomas Zeifang, CFA

          EXHIBIT C--COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

COMPARISON OF SHAREHOLDER SERVICES AND PROCEDURES

    The following is a summary comparison of the major shareholder policies and procedures of the LAT Funds, NS Funds and WFVT Funds. As you will see, the WFVT Funds have adopted substantially similar policies and procedures.

HOW DO SHAREHOLDERS INVEST IN THE FUNDS?

    As with the LAT Funds and NS Funds, you may purchase shares of the WFVT Funds through certain variable annuity contracts or VA Contracts and variable life insurance policies or VLI Policies offered by separate accounts of participating insurance companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Funds. Rather, the participating insurance companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. The Funds currently do not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, the Funds' Boards of Trustees monitor events in order to identify any conflicts that may arise and determines what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate prospectuses issued by the participating insurance companies. The Funds assume no responsibility for such prospectuses. See the insurance companies' prospectuses for details about investing in the Funds.

ARE THE FUNDS OPEN ON THE SAME DAYS?

    Yes, the Funds are open on the same days. Purchases and redemptions of shares of the LAT Funds, NS Funds and WFVT Funds may be made on any day that the New York Stock Exchange is open for trading.

DO THE FUNDS DECLARE AND DISTRIBUTE DIVIDENDS THE SAME WAY?

    Yes. Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the participating insurance company.

    The Funds pay dividends, if any, periodically, and make any capital gains distributions annually. The LAT Strategic Growth Fund and WFVT Corporate Bond Fund pay any dividends monthly. The WFVT Large Company Growth Fund pays any dividends quarterly. The LAT U.S. Government Allocation Fund, NS Funds and WFVT Small Cap Fund pay any dividends annually. Participating insurance companies will be informed by January 31 about the amount and character of dividends and distributions.

ARE FUND SHARES PRICED THE SAME WAY?

    Yes. All Funds determine NAV per share by dividing the total market value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Each Fund determines NAV at the close of each business day, which is the close of regular trading on the Exchange (4:00 pm Eastern time/3:00pm Central time/1:00pm Pacific time).

   EXHIBIT D--COMPARISON OF INVESTMENT ADVISORS AND INVESTMENT ADVISORY FEES

    Wells Fargo Bank serves as investment adviser for each of the LAT Funds and WFVT Funds. Wells Fargo provides portfolio management and fundamental security analysis for the Funds. Wells Fargo Bank is located at 525 Market St., San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. Wells Fargo Bank is a wholly-owned subsidiary of Wells Fargo & Company, a national bank holding company. As of [March 31, 1999], Wells Fargo and its affiliates provided advisory services for over $[__] billion in assets.

    Wells Capital Management or WCM, a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the LAT Funds and WFVT Funds, except the LAT U.S. Government Allocation Fund. In this capacity, it is responsible for the day-to-day investment management activities of the Funds. As of December 31, 1998, WCM provided advisory services for over $39.8 billion in assets.

    Norwest Investment Management, Inc. or NIM, which is now a wholly-owned subsidiary of Wells Fargo & Company, Norwest Center, Sixth Street and Marquette, Minneapolis, MN 55479, is the investment adviser for each NS Fund. In this capacity, NIM makes investment decisions for and administers the Funds' investment programs.

    Barclays Global Fund Advisors or BGFA, a wholly owned subsidiary of Barclays Global Investors, N.A. and an indirect subsidiary of Barclays Bank PLC, is the sub-advisor for the LAT U.S. Government Allocation Fund. In this capacity, it is responsible for the model that is used to manage the investment portfolio and the selection of securities for the portfolio. BGFA was created from the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of December 31, 1998, BGFA provided investment advisory services for $27 billion in assets.

    After the reorganization, WCM will serve as sub-advisor for the Funds, except WFVT Large Company Growth Fund. WFVT Large Company Growth Fund will be sub-advised by NIM.

    The following chart highlights the investment advisory fees charged to each LAT Fund, NS Fund and WFVT Fund.

                                                                            ADVISORY FEE
                                 FUND                                      (CONTRACTUAL)
LAT U.S. Government Allocation Fund                                            0.45%
NS Income Fund                                                                 0.60%
  WFVT CORPORATE BOND FUND                                                     0.45%
NS ValuGrowth-SM- Stock Fund                                                   0.80%
  WFVT LARGE COMPANY GROWTH FUND                                               0.55%
LAT Strategic Growth Fund                                                      0.50%
NS Small Company Stock Fund                                                    0.80%
  WFVT SMALL CAP FUND                                                          0.75%

                EXHIBIT E--COMPARISON OF OTHER SERVICE PROVIDERS

    The following is a list of service providers for the LAT Funds, NS Funds and WFVT Funds:

-------------------------------------------------------------------------------------------

                                                    SERVICE PROVIDERS
          SERVICE                 LAT FUNDS            NS FUNDS             WFVT FUNDS
--------------------------------------------------------------------------------------------
Investment Adviser           Wells Fargo Bank.     NIM                Wells Fargo Bank
Subadvisor                   WCM and BGFA          NIM                WCM and NIM
Distribution                 Stephens Inc.         Forum              Stephens Inc.
Administrator                Wells Fargo Bank      Forum              Wells Fargo Bank
Co-Administrator             Stephens Inc.
Custodian                    Wells Fargo Bank      Norwest Bank       Norwest Bank
Fund Accountant              Wells Fargo Bank      Forum              Forum
Transfer Agent and Dividend  Wells Fargo Bank      Norwest Bank       Boston Financial Data
Disbursing Agent                                                      Services, Inc.
Independent Auditors         KPMG LLP              KPMG LLP           KPMG LLP

                  EXHIBIT F--COMPARISON OF BUSINESS STRUCTURES

    The following information provides only a summary of the major differences between the organizational structure and governing documents of the Funds. The LAT Funds are series of Life and Annuity Trust, which is organized as a Delaware business trust. The NS Funds are series of Norwest Select Funds, which is organized as a Delaware business trust. The WFVT Funds are series of Wells Fargo Variable Trust, which is organized as a Delaware business trust.

    The responsibilities, powers and fiduciary duties of the Trustees of the LAT Funds, NS Funds and WFVT Funds are substantially similar. Each LAT Fund and NS Fund has procedures available to its respective shareholders for calling shareholders' meetings for the removal of Trustees. The Trustees of the LAT Funds and WFTV Funds may be removed from office at any meeting of the shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares. Under the Trust Instrument of the WFVT Funds, shareholders do not have the right to remove Trustees.

    The Trustees of the LAT Funds and the NS Funds are required to promptly call a special meeting of shareholders when requested to do so in writing by shareholders owning at least ten percent of the outstanding shares. The Trustees of the WFVT Funds are not subject to a comparable requirement. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings normally will be held only when specifically required by federal or state law.

    Except when a larger vote is required by law or by any provision of the Trust Instrument, the WFVT Funds, like the LAT Funds and NS Funds, require a majority of the shares voted in person at a meeting or by proxy to decide any question at a shareholder's meeting. Unless otherwise required by law, the LAT Funds, NS Funds and WFVT Funds require one-third of the shares entitled to vote on a matter to constitute a quorum for the transaction of business at a meeting of the shareholders of a Fund. The Funds can adjourn meetings by the majority vote of any lesser number than that sufficient for a quorum. Unlike the LAT Funds or NS Funds, WFVT Fund shareholders do not have the right to vote on proposed Fund reorganizations, unless otherwise required by law.

    The WFVT Fund shares have equal dividend, distribution, liquidation and voting rights, except that expenses related to the distribution of the shares of any class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares. Generally. shares will be voted in the aggregate without reference to a particular series or class.

    The LAT Funds, NS Funds and WFVT Funds indemnify their officers and Trustees to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                    APPENDIX

                                                  [FUNDS]
                                      SPECIAL MEETING OF SHAREHOLDERS
                                              AUGUST 5, 1999

LIFE & ANNUITY TRUST           THE UNDERSIGNED HEREBY APPPOINTS     AND PROXIES OF THE
1111 CENTER STREET             UNDERSIGNED, WITH POWER OF SUBSTITUTION AND RESUBSTITUTION,
LITTLE ROCK, AR 72201          TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE SPECIAL
NORWEST SELECT                 MEETINGS OF SHAREHOLDERS (THE "MEETINGS") OF
FUNDS                          [                  ] OF LIFE & ANNUITY TRUST ("LAT FUNDS")
2 PORTLAND SQUARE              AND NORWEST SELECT FUNDS, INC. ("NS FUNDS") TO BE HELD
PORTLAND, ME 041011            AT    AND     ON THURSDAY, AUGUST 5, 1999, AND AT ANY
                               ADJOURNMENT(S) THEREOF. THE PROXIES SHALL CAST VOTES
                               ACCORDING TO THE NUMBER OF SHARES OF THE PORTFOLIO
                               IDENTIFIED BELOW WHICH THE UNDERSIGNED MAY BE ENTITLED TO
                               VOTE WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, IN
                               ACCORDANCE WITH THE SPECIFICATION INDICATED, IF ANY, AND
                               SHALL HAVE ALL THE POWERS WHICH THE UNDERSIGNED WOULD
                               POSSESS IF PERSONALLY PRESENT. THE UNDERSIGNED HEREBY
                               REVOKES ANY PRIOR PROXY TO VOTE AT SUCH MEETINGS, AND HEREBY
                               RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, OR ANY OF THEM,
                               MAY LAWFULLY DO BY VIRTUE HEREOF OR THEREOF.
                               THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
                               SPECIAL MEETINGS OF SHAREHOLDERS OF THE PORTFOLIO AND THE
                               COMBINED PROXY STATEMENT/PROSPECTUS, DATED MAY 25, 1999.

THIS PROXY IS SOLICITED BY AND THE PROPOSAL IS PROPOSED BY THE BOARDS OF DIRECTORS OF THE LAT FUNDS AND THE NS FUNDS, WHICH UNANIMOUISLY RECOMMENDED THAT YOU VOTE IN FAVOR OF THE PROPOSAL. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD. A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

PLEASE SIGN BELOW EXACTLY AS YOUR NAME(S) SHOULD APPEAR(S) HEREON. CORPORATE PROXIES SHOULD BE SINGED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER, EACH JOINT OWNER SHOULD SIGN PERSONALLY, FIDUCIARIES SHOULD GIVE FULL TITLES AS SUCH.

                                        PART B

                         STATEMENT OF ADDITIONAL INFORMATION

           Acquisition of the assets of the Life & Annuity Trust Funds and
              Norwest Select Funds by and in exchange for shares of the
                    Wells Fargo Variable Trust as described below:


 LIFE & ANNUITY TRUST FUNDS           NORWEST SELECT FUNDS        WELLS FARGO VARIABLE TRUST
 111 CENTER STREET                    2 PORTLAND SQUARE           111 CENTER STREET
 LITTLE ROCK, AR  72211               PORTLAND, ME 04101          LITTLE ROCK, AR 72211
--------------------------------------------------------------------------------------------
                                                                    will reorganize into
         LAT FUND                          NS FUND                         WFVT FUND
--------------------------------------------------------------------------------------------
U.S. Government Allocation Fund          Income Fund                 Corporate Bond Fund
            -                      ValuGrowth-SM- Stock Fund       Large Company Growth Fund
   Strategic Growth Fund           Small Company Stock Fund             Small Cap Fund
--------------------------------------------------------------------------------------------


     This Statement of Additional Information or SAI relating to the proposed transfer of the assets of the LAT Funds and NS Funds to the WFVT Funds in exchange for shares of the WFVT Funds consists of this cover page and the following described documents, each of which is attached hereto:

     (1)  The SAIs for the WFVT Funds dated [________], 1999.

     (2) Report of Independent Accountants and financial statements of the WFVT Funds as of [________], 1999, contained in the WFVT Funds' SAIs.

     (3) Unaudited financial statements of the WFVT Funds as of [________], 1999.

     (4) Report of Independent Auditors and financial statements of the LAT Funds as of [________], 1999.

     (5) Report of Independent Auditors and financial statements of the NS Funds as of [________], 1999.

     (6) Unaudited pro forma combined financial information as of [________], 1999. The pro forma financial statements give effect to the reorganization as if it had occurred for the periods presented.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated May 25, 1999. A Proxy/Prospectus Statement dated [________], 1999 relating to the above referenced matter may be obtained without charge by calling 1-800-[___-____] or writing to Wells Fargo Variable Trust, 111 Center Street, Little Rock, AR 72201. This SAI relates to and should be read in conjunction with, such Proxy/Prospectus Statement.

     This SAI is dated [________], 1999.

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - DECEMBER 31, 1998


                                                                             LIFE & ANNUITY
                                                                               TRUST U.S.
                                                         NORWEST SELECT        GOVERNMENT            PRO FORMA           PRO FORMA
                                                           INCOME FUND       ALLOCATION FUND        ADJUSTMENTS          COMBINED
                                                        ----------------    -----------------      -------------      -------------
ASSETS
INVESTMENTS:
     In securities, at market value (see cost below)      $ 21,836,885        $ 34,599,799                            $ 56,436,684
     Cash                                                            0               4,166                                   4,166
Receivables:
     Dividends and Interest                                    329,981              90,133                                 420,114
     Fund shares sold                                           47,285             219,584                                 266,869
Organization expenses, net of amortization                       4,128                   0                                   4,128
TOTAL ASSETS                                                22,218,279          34,913,682                              57,131,961
LIABILITIES
Payables:
     Distribution to shareholders                                    0             121,014                                 121,014
     Due to distributor                                              0               1,200                                   1,200
     Due to advisor                                              5,243              23,517                                  28,760
     Other                                                      14,165              36,742                                  50,907
TOTAL LIABILITIES                                               19,408             182,473                                 201,881
TOTAL NET ASSETS                                          $ 22,198,871        $ 34,731,209                            $ 56,930,080
NET ASSETS CONSIST OF:
     Paid-in capital                                      $ 21,787,593        $ 34,656,519                            $ 56,444,112
     Undistributed net investment income (loss)                  4,800                   0                                   4,800
     Undistributed net realized gain (loss)
        on investments                                          (5,049)             54,645           431,572(a)            481,168
     Net unrealized appreciation (depreciation)
        of investments                                         411,527              20,045          (431,572)(a)                 0
TOTAL NET ASSETS                                          $ 22,198,871        $ 34,731,209                            $ 56,930,080
COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
NET ASSETS                                                $ 22,198,871        $ 34,731,209                            $ 56,930,080
Shares outstanding                                           1,935,702           3,401,100          (356,206)(b)         5,693,008
Net asset value per share                                 $      11.47        $      10.21                            $      10.00

INVESTMENT AT COST                                        $ 21,836,885        $ 34,599,799                            $ 56,436,684
-----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST CORPORATE BOND FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                             LIFE & ANNUITY
                                                                               TRUST U.S.
                                                         NORWEST SELECT        GOVERNMENT            PRO FORMA           PRO FORMA
INVESTMENT INCOME                                          INCOME FUND       ALLOCATION FUND        ADJUSTMENTS          COMBINED
                                                        ---------------------------------------------------------------------------
  Interest                                                  $  962,171          $1,710,082                              $2,672,253
TOTAL INVESTMENT INCOME                                        962,171           1,710,082                               2,672,253

EXPENSES
  Advisory fees                                                 89,772             181,407             (67,680)(c)         203,499
  Administration fees                                           14,962              20,324              32,547(c)           67,833
  Custody fees                                                   2,992                   0               6,052(c)            9,044
  Shareholder serv fees                                              0              54,581              58,474(c)          113,055
  Portfolio accounting fees                                     44,000              31,392               4,608(c)           80,000
  Transfer agency fees                                          11,970              42,328             (27,898)(c)          26,400
  Organization costs                                             9,907                   0              (9,907)(c)               0
  Legal and audit fees                                          17,864              23,827             (10,423)(c)          31,268
  Registration fees                                                  0               1,000                   0               1,000
  Directors' fees                                                  165              15,512              (9,248)(c)           6,429
  Shareholder reports                                            2,714                   0                (271)(c)           2,443
  Other                                                          4,570               2,846                (371)(c)           7,045
TOTAL EXPENSES                                                 198,916             373,217                                 548,017
Less:                                                                                    0
    Waived fees and reimbursed expenses fees                  (109,153)            (86,481)             54,616(d)         (141,018)
NET EXPENSES                                                    89,763             286,736                                 406,999
NET INVESTMENT INCOME (LOSS)                                   872,408           1,423,346                               2,265,254

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  NET REALIZED GAIN (LOSS) ON SALE OF investments              227,141             508,242                 538(a)          735,921
  NET CHANGE IN UNREALIZED appreciation
    (DEPRECIATION) OF INVESTMENTS                              208,640            (208,102)               (538)(a)               0
NET GAIN (Loss) ON INVESTMENTS                                 435,781             300,140                                 735,921
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $1,308,189          $1,723,486                              $3,001,175
-----------------------------------------------------------------------------------------------------------------------------------

 * The Norwest Select Income Fund and Life & Annuity Trust U.S. Government Allocation Fund are merging to form the Wells Fargo Variable Trust Corporate Bond Fund, there will not be any historical data carried forward to the new Fund.
(a) This merger is a taxable event for the Funds, all securities will be moved into the new fund with cost being equal to market value on the merger date, capital gains will be declared.
(b) Reflects new shares issued, net of retired shares of the respective Funds which are not accounting survivors.
(c) Reflects adjustment in expenses due to elimination of duplicate services or effect of purposed contract rate.
(d) Reflects a change in the amount Wells Fargo would have waived to keep the Fund at its purposed expense limit.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST - CORPORATE BOND FUND

PRO FORMA PORTFOLIO OF INVESTMENTS FOR LIFE & ANNUITY TRUST
U.S. GOVERNMENT ALLOCATION FUND AND NORWEST SELECT INCOME FUND(a)

                                                                                LIFE & ANNUITY TRUST
(UNAUDITED)    DECEMBER 31, 1998                                                   U.S. GOVERNMENT     NORWEST SELECT    PRO FORMA
                                                            INTEREST  MATURITY     ALLOCATION FUND      INCOME FUND      COMBINED
  PRINCIPAL    SECURITY DESCRIPTION                           RATE     DATE            VALUE(b)          VALUES(b)       VALUES(b)
               COMMERCIAL PAPER
$  500,000     Alabama Power Company                          5.35*%  11/15/03      $         0        $   499,755      $   499,755
   200,000     AMBAC, Inc.                                    9.38*     8/1/11                0            267,250          267,250
 1,272,000     American Express Credit Corporation            4.96*   03/03/99        1,261,224                  0        1,261,224
   200,000     American Home Products Corporation             7.25*     3/1/23                0            223,930          223,930
   400,000     Amoco Canada                                   7.25*    12/1/02                0            428,020          428,020
 1,026,000     Associates Corporation                         4.98*   01/28/99        1,022,044                  0        1,022,044
   200,000     Atlantic Richfield Company                     9.00*     4/1/21                0            263,224          263,224
 1,022,000     Campbell Soup Company                          5.21*   01/08/99        1,020,819                  0        1,020,819
   500,000     Case Corporation                               6.25*    12/1/03                0            497,055          497,055
   500,000     CIT Group, Inc.                                5.91*   11/23/05                0            503,325          503,325
   450,000     Clear Channel Communications, Inc.             7.25*   10/15/27                0            453,190          453,190
 1,044,000     Coca-Cola Company                              4.93*   03/03/99        1,035,208                  0        1,035,208
   200,000     Dillard Department Stores, Inc.                9.13*     8/1/11                0            246,562          246,562
   500,000     Ford Motor Credit Company                      5.13*   10/15/01                0            496,715          496,715
   185,000     General Electric Capital Corporation           7.88*    12/1/06                0            213,483          213,483
   200,000     Gruma SA de CV                                 7.63*   10/15/07                0            179,058          179,058
   125,000     Lehman Brothers Holdings                       6.63*   12/27/02                0            125,494          125,494
   250,000     Merck & Co, Inc.                               6.40*     3/1/28                0            267,272          267,272
   325,000     Morgan Stanley Dean Witter & Company           6.75*     1/1/16                0            339,079          339,079
   255,000     News America Holdings                          8.88*    4/26/23                0            309,397          309,397
   350,000     Oracle Corporation                             6.72*    2/15/04                0            364,189          364,189
   500,000     PNC Bank Corporation                           6.50*     5/1/08                0            528,560          528,560
   400,000     Royal Caribbean Cruises                        7.25*    8/15/06                0            410,036          410,036
   200,000     Tosco Corporation                              7.80*     1/1/27                0            218,734          218,734
   500,000     Tyco International Ltd.                        5.88*    11/1/04                0            501,780          501,780
 1,040,000     Walt Disney Company                            4.80*   03/26/99        1,028,352                  0        1,028,352
   500,000     Walt Disney Company                            5.25*    12/1/03                0            501,260          501,260
   500,000     Wisconsin Power & Light Company                5.70*   10/15/08                0            511,610          511,610
   250,000     Worldcom, Inc.                                 6.40*    8/15/05                0            259,227          259,227
   500,000     Yorkshire Power Finance                        6.15*    2/25/03                0            502,920          502,920
                                                                                    $ 5,367,647        $ 9,111,125      $14,478,772
               FOREIGN BONDS & NOTES
$  500,000     Province of British Columbia                   5.38%   10/29/08               $0        $   498,265      $   498,265
   500,000     Province of Ontario                            5.50     10/1/08                0            501,825          501,825
                                                                                    $         0          1,000,090        1,000,090
               MUNICIPAL NOTES
$  200,000     Denver, CO, City and County SD #1,
               Educational Facilities, Revenue Bonds,
               Taxable Pension, School Facilities Lease,
               AMBAC insured                                  6.49%   12/15/02      $         0        $   207,998      $   207,998

               U.S. GOVERNMENT AGENCY SECURITIES
$3,191,000     FFCB                                           4.77*%  08/05/99      $ 3,101,875                  0        3,101,875
   616,000     FFCB                                           5.06*   01/27/99          613,672                  0          613,672
   400,000     FHLB                                           5.63*   03/19/01                0            406,556          406,556
   300,000     FHLB                                           5.13*   09/15/03                0            300,534          300,534
 1,764,000     FHLMC                                          5.02*   02/05/99        1,755,182                  0        1,755,182
 3,120,000     FHLMC                                          4.90*   02/02/99        3,106,040                  0        3,106,040
 4,163,000     FHLMC                                          5.03*   02/05/99        4,142,166                  0        4,142,166
   300,000     FHLMC                                          7.10*   04/10/07                0            335,097          335,097
   900,000     FHLMC                                          5.75*   04/15/08                0            932,643          932,643
   234,784     FHLMC Pool D70924                              6.50*   05/01/26                0            236,691          236,691
   498,296     FHLMCPool E73249                               5.50*   11/01/13                0            492,690          492,690
   300,000     FNMA                                           6.50*   07/16/07                0            324,150          324,150
   500,000     FNMA                                           6.00*   05/15/08                0            528,940          528,940
 1,008,875     FNMA Pool 455607                               6.00*   12/01/28                0            996,890          996,890
   208,500     GNMA Pool 445071                               7.50*   01/15/27                0            215,147          215,147
   500,000     TVA                                            6.00*   03/15/13                0            524,360          524,360
                                                                                    $12,718,935        $ 5,293,698      $18,012,633
               U.S. TREASURY BONDS
$  200,000     U.S. Treasury Bonds                           11.25%   02/15/15      $         0        $   330,612      $   330,612
   300,000     U.S. Treasury Bonds                            8.88    02/15/19                0            427,392          427,392
 1,100,000     U.S. Treasury Bonds                            8.13    08/15/19        1,469,017                  0        1,469,017
   900,000     U.S. Treasury Bonds                            8.75    05/15/20        1,278,144                  0        1,278,144
   500,000     U.S. Treasury Bonds                            8.00    11/15/21          267,406            401,205          668,611
   250,000     U.S. Treasury Bonds                            7.13    02/15/23          308,085                  0          308,085
 1,000,000     U.S. Treasury Bonds                            7.50    11/15/24        1,295,940                  0        1,295,940
   650,000     U.S. Treasury Bonds                            6.88    08/15/25          787,820                  0          787,820
   800,000     U.S. Treasury Bonds                            6.50    11/15/26          930,248                  0          930,248
   500,000     U.S. Treasury Bonds                            6.13    11/15/27          559,685                  0          559,685
                                                                                    $ 6,896,345        $ 1,159,209      $ 8,055,554

               U.S. TREASURY BILLS
$9,623,000     U.S. Treasury Bills                            4.30*%  02/04/99      $ 9,582,923        $         0        9,582,923
    34,000     U.S. Treasury Bills                            3.89*   01/14/99           33,949                  0           33,949
                                                                                    $ 9,616,872        $         0      $ 9,616,872
               U.S. TREASURY NOTES
$  400,000     U.S. Treasury Notes                            7.88%    8/15/01      $         0        $   431,788      $   431,788
   400,000     U.S. Treasury Notes                            7.50    11/15/01                0            430,632          430,632
   300,000     U.S. Treasury Notes                            7.88    11/15/04                0            347,619          347,619
   700,000     U.S. Treasury Notes                           10.75     8/15/05                0            934,052          934,052
   700,000     U.S. Treasury Notes                            7.00     7/15/06                0            799,190          799,190
   400,000     U.S. Treasury Notes                            6.63     5/15/07                0            450,936          450,936
   650,000     U.S. Treasury Notes                            6.13     8/15/07                0            711,581          711,581
   500,000     U.S. Treasury Notes                            6.63     2/15/27                0            590,475          590,475
                                                                                    $         0        $ 4,696,273      $ 4,696,273
                SHORT-TERM INSTRUMENTS
$  368,492     Norwest Cash Investment Fund                                         $         0        $   368,492      $   368,492

               TOTAL INVESTMENTS IN SECURITIES                                      $34,599,799        $21,836,885      $56,436,684
               (Cost $56,436,684)

           (a) Due to different investment objectives, certain of these securities may be sold by the Investment Manager once the Funds are Merged.
           (b) See historical financial statements and footnotes thereto of each of the Funds regarding valuation of securities.
            *  Yield to Maturity.

WELLS FARGO VARIABLE TRUST SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - DECEMBER 31, 1998

                                                          LIFE & ANNUITY      NORWEST SELECT
                                                         TRUST STRATEGIC      SMALL COMPANY          PRO FORMA          PRO FORMA
                                                           GROWTH FUND          STOCK FUND          ADJUSTMENTS         COMBINED
                                                        -----------------    ----------------      -------------       -----------
ASSETS
INVESTMENTS:
    In securities, at market value (see cost below)         $1,213,540         $13,029,081                             $14,242,621
    Cash                                                         2,730                   0                                   2,730
Receivables:
    Dividends and Interest                                           6              17,655                                  17,661
    Fund shares sold                                                 0             218,037                                 218,037
    Investment securities sold                                  26,743             109,372                                 136,115
TOTAL ASSETS                                                 1,243,019          13,374,145                              14,617,164
LIABILITIES
Payables:
    Investment securities purchased                             26,159              64,939                                  91,098
    Fund shares redeemed                                            94                   0                                      94
    Due to distributor                                              38                   0                                      38
    Due to advisor                                              (3,981)              4,033                                      52
    Other                                                       16,880              10,394                                  27,274
TOTAL LIABILITIES                                               39,190              79,366                                 118,556
TOTAL NET ASSETS                                            $1,203,829         $13,294,779                             $14,498,608
NET ASSETS CONSIST OF:
    Paid-in capital                                         $  965,224         $15,196,024                             $16,161,248
    Undistributed net investment income (loss)                  (2,719)             (2,719)
    Undistributed net realized gain (loss)
       on investments                                           76,302          (3,375,294)                             (3,298,992)
    Net unrealized appreciation (depreciation)
       of investments                                          165,022           1,474,049                               1,639,071
TOTAL NET ASSETS                                            $1,203,829         $13,294,779                             $14,498,608
COMPUTATION OF NET ASSET VALUE
  AND OFFERING PRICE PER SHARE
NET ASSETS                                                  $1,203,829         $13,294,779                             $14,498,608
Shares outstanding                                              86,345           1,221,621           343,581(a)          1,651,547
Net asset value per share                                   $    13.94         $     10.88                             $     10.88

INVESTMENT AT COST                                          $1,048,518         $11,555,032                             $12,603,550
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST SMALL CAP FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                          LIFE & ANNUITY      NORWEST SELECT
                                                         TRUST STRATEGIC      SMALL COMPANY           PRO FORMA         PRO FORMA
INVESTMENT INCOME                                          GROWTH FUND          STOCK FUND            ADJUSTMENTS        COMBINED
                                                        ---------------------------------------------------------------------------
  Dividends                                                   $     36         $    72,559                             $    72,595
  Interest                                                       1,372              68,673                                  70,045
TOTAL INVESTMENT INCOME                                          1,408             141,232                                 142,640

EXPENSES
  Advisory fees                                                  2,251             101,914              (4,376)(b)          99,789
  Administration fees                                              263              12,740               6,955(b)           19,958
  Custody fees                                                      63               2,548                  50(b)            2,661
  Shareholder serv fees                                            940                   0              32,323(b)           33,263
  Portfolio accounting fees                                     16,371              44,000              19,629(b)           80,000
  Transfer agency fees                                             525              10,191              (9,616)(b)           1,100
  Legal and audit fees                                          18,547              15,581              (8,532)(b)          25,596
  Registration fees                                              2,500                   0                   0               2,500
  Directors' fees                                                8,100                 156              (1,827)(b)           6,429
  Shareholder reports                                                                1,137                (114)(b)           1,023
  Other                                                          1,487               4,673                (308)(b)           5,852
TOTAL EXPENSES                                                  51,047             192,940                                 278,171
Less:
      Waived fees and reimbursed expenses fees                 (46,920)            (91,022)             19,433(c)         (118,509)
NET EXPENSES                                                     4,127             101,918                                 159,662
NET INVESTMENT INCOME (LOSS)                                    (2,719)             39,314                                 (17,022)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  NET REALIZED GAIN (LOSS) ON SALE OF investments               78,925          (3,079,073)                             (3,000,148)
  NET CHANGE IN UNREALIZED appreciation
      (DEPRECIATION) OF INVESTMENTS                            165,022           1,006,437                               1,171,459
NET GAIN (Loss) ON INVESTMENTS                                 243,947          (2,072,636)                             (1,828,689)
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                    $241,228         $(2,033,322)                            $(1,845,711)
-----------------------------------------------------------------------------------------------------------------------------------

 * The Norwest Select Small Company Stock Fund and Life & Annuity Trust Strategic Growth Fund are merging to form the Wells Fargo Variable Trust Small Cap Fund, historical data from the Norwest Select Small Company
     Stock Fund will be kept.
(a) Reflects new shares issued, net of retired shares of the respective Funds which are not accounting survivors.
(b) Reflects adjustment in expenses due to elimination of duplicate services or effect of purposed contract rate.
(c) Reflects a change in the amount Wells Fargo would have waived to keep the Fund at its purposed expense limit.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO VARIABLE TRUST - SMALL CAP FUND

PRO FORMA PORTFOLIO OF INVESTMENTS FOR LIFE & ANNUITY TRUST
STRATEGIC GROWTH FUND AND NORWEST SELECT SMALL COMPANY STOCK FUND(a)

                                                                  LIFE & ANNUITY TRUST      NORWEST SELECT
(UNAUDITED)     DECEMBER 31, 1998                                       STRATEGIC            SMALL COMPANY        PRO FORMA
                                                                       GROWTH FUND             STOCK FUND         COMBINED
  SHARES        SECURITY DESCRIPTION                                     VALUE(b)               VALUES(b)         VALUES(b)
                COMMON STOCK

                CAPITAL GOODS
     8,675      Brooks Automation, Incorporated                     $        0                 $   126,872       $   126,872
     3,200      Corn Products International, Incorporated                    0                      97,200            97,200
     3,550      MasTec, Incorporated                                         0                      74,550            74,550
     3,100      MotivePower Industries                                       0                      99,781            99,781
     6,050      United Stationers, Incorporated                              0                     157,300           157,300
     4,600      VWR Scientific Corporation                                   0                      79,925            79,925
     3,525      Zebra Technologies Corporation                               0                     101,344           101,344
                                                                    $        0                 $   736,972       $   736,972
                COMPUTER SOFTWARE
       500      Abovenet Communications Incorporated                $   10,500                 $         0       $    10,500
     7,650      Acxiom Corporation                                           0                     237,150           237,150
     1,425      Alpha Industries, Incorporated                               0                      51,300            51,300
       500      Broadvision Incorporated                                16,000                           0            16,000
       500      Cambridge Tech Partners Incorporated                    11,063                           0            11,063
     9,700      Ciber, Incorporated                                          0                     271,021           271,021
       250      Cisco Systems Incorporated                              23,203                           0            23,203
     3,800      Cohu, Incorporated                                           0                      83,600            83,600
     4,050      Computer Task Group, Incorporated                            0                     109,856           109,856
       300      Compuware Corporation                                   23,438                           0            23,438
     1,000      Intervu Incorporated                                    12,750                           0            12,750
       450      Keane Incorporated                                      17,972                           0            17,972
       700      Learning Company Incorporated                           18,156                           0            18,156
       400      Lycos Incorporated                                      22,225                           0            22,225
       500      Micromuse Incorporated                                   9,750                           0             9,750
     1,000      Phoenix International Limited                           14,750                           0            14,750
     1,000      Verio Incorporated                                      22,375                           0            22,375
       300      Veritas Software Company                                17,981                           0            17,981
                                                                    $  220,163                 $   752,927       $   973,090
                COMPUTER SYSTEMS
     1,000      FORE Systems Incorporated                           $   18,313                 $         0       $    18,313
       500      International Integration Incorporated                   8,500                           0             8,500
       400      ISS Group Incorporated                                  22,000                           0            22,000
       800      Neomagic Corporation                                    17,700                           0            17,700
       700      Power Integrations Incorporated                         17,544                           0            17,544
       200      Sanmina Corporation                                     12,500                           0            12,500
     2,000      SDL, Incorporated                                            0                      79,250            79,250
     7,150      Smart Modular Technologies Incorporated                 27,750                     142,912           170,662
    11,825      Systems & Computers Technology Corporation                   0                     162,594           162,594
       300      Verisign Incorporated                                   17,738                           0            17,738
                                                                    $  142,045                 $   384,756       $   526,801
                CONSUMER BASIC
    10,800      ACNielsen Corporation                               $        0                 $   305,100       $   305,100
    18,375      Foodmaker, Incorporated                                 16,547                     388,852           405,399
     4,100      Henry Schein, Incorporated                                   0                     183,475           183,475
    14,750      Ivex Packaging Corporation                                   0                     342,938           342,938
    10,225      Michael Foods, Incorporated                                  0                     306,750           306,750
     1,200      Mid Atlantic Medical Services                           11,775                           0            11,775
     4,850      QuadraMed Corporation                                        0                      99,425            99,425
    11,900      Rayovac Corporation                                          0                     317,581           317,581
     7,500      True North Communications, Incorporated                      0                     201,563           201,563
                                                                    $   28,322                 $ 2,145,684       $ 2,174,006
                CONSUMER DISCRETIONARY
    10,300      Central Garden & Pet Company                        $        0                 $   148,063       $   148,063
     4,785      CKE Restaurants, Incorporated                                0                     140,858           140,858
     7,500      Fresh Del Monte Produce, Incorporated                        0                     162,656           162,656
    10,500      Guitar Center, Incorporated                                  0                     258,563           258,563
    16,350      Musicland Stores Corporation                                 0                     244,228           244,228
       500      Office Depot Incorporated                               18,469                           0            18,469
    10,400      Oshkosh B'Gosh, Incorporated                                 0                     209,950           209,950
     8,925      Pep Boys - Manny, Moe & Jack                                 0                     140,011           140,011
    12,100      Rainforest Cafe, Incorporated                                0                      73,356            73,356
       500      Rite Aid Corporation                                    24,780                           0            24,780
                                                                    $   43,249                 $ 1,377,685       $ 1,420,934
                ELECTRONICS & RELATED
       500      Mettler-Toledo International Incorporated           $   14,030                 $         0       $    14,030
       400      SCI Systems Incorporated                                23,100                           0            23,100
       250      Teradyne Incorporated                                   10,594                           0            10,594
                                                                    $   47,724                 $         0       $    47,724


WELLS FARGO VARIABLE TRUST - SMALL CAP FUND

PRO FORMA PORTFOLIO OF INVESTMENTS FOR LIFE & ANNUITY TRUST
STRATEGIC GROWTH FUND AND NORWEST SELECT SMALL COMPANY STOCK FUND(a)

                                                                  LIFE & ANNUITY TRUST      NORWEST SELECT
(UNAUDITED)     DECEMBER 31, 1998                                       STRATEGIC            SMALL COMPANY        PRO FORMA
                                                                       GROWTH FUND             STOCK FUND         COMBINED
  SHARES        SECURITY DESCRIPTION                                     VALUE(b)               VALUES(b)         VALUES(b)
                ENERGY & RELATED
     7,000      AGL Resources, Incorporated                         $        0                 $   161,437       $   161,437
    10,275      Basin Exploration, Incorporated                              0                     129,080           129,080
     2,750      CILCORP, Incorporated                                        0                     168,266           168,266
    17,375      El Paso Electric Company                                     0                     152,031           152,031
     1,000      Friede Goldman International Incorporated               11,375                           0            11,375
     1,000      Global Industries Limited                                6,125                           0             6,125
    10,500      Ocean Energy, Incorporated                                   0                      66,281            66,281
       600      R & B Falcon Corporation                                 4,575                           0             4,575
     3,900      Sierra Pacific Resources                                     0                     148,200           148,200
                                                                    $   22,075                 $   825,295       $   847,370
                ENTERTAINMENT & LEISURE
     3,500      CEC Entertainment, Incorporated                     $        0                 $    97,125       $    97,125
     8,875      Family Golf Centers Incorporated                        21,725                     135,781           157,506
     7,300      HBO & Company                                                0                     209,419           209,419
     3,500      Sodak Gaming, Incorporated                                   0                      29,094            29,094
                                                                    $   21,725                 $   471,419       $   493,144
                FINANCE & RELATED
     5,675      BancWest Corporation                                $        0                 $   272,400       $   272,400
    23,925      Cash America International, Incorporated                     0                     363,361           363,361
     1,500      Coinstar Incorporated                                   16,125                           0            16,125
     5,275      Commercial Federal Corporation                               0                     122,314           122,314
       300      Countrywide Credit Industries Incorporated              15,056                           0            15,056
     9,575      Downey Financial Corporation                                 0                     243,564           243,564
       700      Envoy Corporation                                       40,775                           0            40,775
     4,898      FelCor Lodging Trust, Incorporated                           0                     112,960           112,960
     5,000      GBC Bancorp                                                  0                     128,750           128,750
     8,275      HCC Insurance Holdings, Incorporated                         0                     145,847           145,847
       600      Metris Companies Incorporated                           30,188                           0            30,188
    12,600      Sunstone Hotel Investors, Incorporated                       0                     118,913           118,913
     2,000      Towne Services Incorporated                             14,000                           0            14,000
     6,250      Webster Financial Corporation                                0                     171,484           171,484
     5,620      Westamerica BanCorporation                                   0                     206,535           206,535
                                                                    $  116,144                 $ 1,886,128       $ 2,002,272
                GENERAL BUSINESS
     1,600      Access Worldwide Commercial Incorporated            $   13,400                 $         0       $    13,400
       900      Administaff Incorporated                                22,500                           0            22,500
       700      Boron Lepore & Associates Incorporated                  24,150                           0            24,150
     1,000      Convergys Corporation                                   22,375                           0            22,375
     1,000      Cunningham Graphics International Incorporated          15,250                           0            15,250
       700      Ha-Lo Industries Incorporated                           26,338                           0            26,338
     3,400      Harman International Industries, Incorporated                0                     129,625           129,625
     2,500      Informix Corporation                                    24,688                           0            24,688
    12,825      Keystone Automotive Industies, Incorporated                  0                     268,523           268,523
       800      Metamor Worldwide Incorporated                          20,000                           0            20,000
     2,575      National Data Corporation                                    0                     125,370           125,370
       500      Network Appliance Incorporated                          22,500                           0            22,500
       600      Parexel International Corporation                       15,000                           0            15,000
       800      Profit Recovery Group Incorporated                      29,950                           0            29,950
     1,000      School Specialty Incorporated                           21,375                           0            21,375
    15,000      SCP Pool Corporation                                         0                     226,875           226,875
    15,050      Stericycle, Incorporated                                     0                     242,681           242,681
    10,375      Sykes Enterprises, Incorporated                              0                     316,438           316,438
    16,175      Tetra Tech, Incorporated                                     0                     437,736           437,736
       500      Young & Rubicam Incorporated                            16,188                           0            16,188
                                                                    $  273,714                 $ 1,747,248       $ 2,020,962
                HEALTHCARE
    11,700      American Retirement Corporation                     $        0                 $   183,544       $   183,544
     1,000      Anesta Corporation                                      26,625                           0            26,625
     5,375      Barr Laboratories, Incorporated                              0                     258,000           258,000
       600      Biochem Pharma Incorporated                             17,175                           0            17,175
       500      Biomatrix Incorporated                                  29,125                           0            29,125
       400      Centocor Incorporated                                   18,050                           0            18,050
       800      Closure Medical Corporation                             23,850                           0            23,850
       500      Coulter Pharmaceutical Incorporated                     15,000                           0            15,000
     1,000      Infocure Corporation                                    32,750                           0            32,750
    11,075      Maxxim Medical, Incorporated                                 0                     329,481           329,481
       800      Pharmaceutical Product Development                      24,050                           0            24,050
    22,600      PhyCor, Incorporated                                         0                     153,963           153,963
       700      PSS World Medical Incorporated                          16,100                           0            16,100
     1,000      QLT Phototherapeutics Incorporated                      22,750                           0            22,750
     1,000      Sonus Pharmaceuticals Incorporated                       6,750                           0             6,750
     3,325      Trigon Healthcare, Incorporated                              0                     124,064           124,064
                                                                    $  232,225                 $ 1,049,052       $ 1,281,277

WELLS FARGO VARIABLE TRUST - SMALL CAP FUND

PRO FORMA PORTFOLIO OF INVESTMENTS FOR LIFE & ANNUITY TRUST
STRATEGIC GROWTH FUND AND NORWEST SELECT SMALL COMPANY STOCK FUND(a)


                                                                  LIFE & ANNUITY TRUST      NORWEST SELECT
(UNAUDITED)     DECEMBER 31, 1998                                       STRATEGIC            SMALL COMPANY        PRO FORMA
                                                                       GROWTH FUND             STOCK FUND         COMBINED
  SHARES        SECURITY DESCRIPTION                                     VALUE(b)               VALUES(b)         VALUES(b)
                TELECOMMUNICATIONS
     8,200      COMSAT Corporation                                  $        0                 $   295,200       $   295,200
    11,075      International Telecommunication
                Data Systems Incorporated                                    0                     151,556           151,556
       500      Level One Communications Incorporated                   17,750                           0            17,750
       250      Panamsat Corporation                                     9,734                           0             9,734
       750      Star Telecommunications Incorporated                     9,140                           0             9,140
     8,475      Valassis Communications, Incorporated                        0                     437,522           437,522
                                                                    $   36,624                 $   884,278       $   920,902
                TRANSPORTATION
       700      Atlantic Coast Airlines Incorporated                $   17,500                 $         0       $    17,500
     5,250      Swift Transportation Company, Incorporated                   0                     147,164           147,164
       700      Wisconsin Central Transportation                        12,030                           0            12,030
                                                                    $   29,530                 $   147,164       $   176,694

                TOTAL COMMON STOCKS                                  1,213,540                  12,408,608        13,622,148

                SHORT-TERM INSTRUMENTS
   385,946      Fidelity Money Market Fund                          $        0                 $   385,946       $   385,946
   234,527      Provident Money Market Fund                                  0                     234,527           234,527
                                                                    $        0                 $   620,473       $   620,473

                TOTAL INVESTMENTS IN SECURITIES                     $1,213,540                 $13,029,081       $14,242,621
                (Cost $12,603,550)

            (a) Due to different investment objectives, certain of these securities may be sold by the Investment Manager once the Funds are Merged.
            (b) See historical financial statements and footnotes thereto of each of the Funds regarding valuation of securities.

                         WELLS FARGO VARIABLE ANNUITY TRUST
                Notes to Pro Forma Financial Statements (Unaudited)

1.     BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolio of Investments and Statement of Assets and Liabilities and the Statement of Operations reflect the accounts of Norwest Select Funds ("Select") and Life & Annuity Trust ("LAT") for the year ended December 31, 1998. These statements have been derived from the annual and semi-annual reports of Advantage and Select.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities as follows:


 Life & Annuity Trust Fund                 Norwest Select Fund            Combined Fund
 ----------------------                    ------------------------       --------------------
    U.S. Government Allocation Fund        Income Fund
    Strategic Growth Fund                  Small Company Stock Fund       Small Cap Fund


Under generally accepted accounting principles, the historical cost of the investment securities will be carried forward to the surviving entity. The pro forma combining statements have been prepared based upon the proposed structure of the new Wells Fargo Variable Annuity Trust (the "Trust") utilizing proposed fee data and historical data of the Select and LAT Funds (the "Predecessor Funds").

The Pro Forma Combining Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Predecessor Funds.

For the year ended December 31, 1998, the pro forma adjusted investment advisory fees for the Funds are as follows:


          Fund                      % of Average Daily Net Assets
          ----                      ------------------------------
    Corporate Bond Fund                          0.45
    Small Cap Fund                               0.75


For the year ended December 31, 1998, the pro forma adjusted administration fees were computed based on the annual rate of 0.15% of the average daily net assets of the Funds.

The pro forma adjusted transfer agency fees for the year ended December 31, 1998, were calculated on a per shareholder account basis.

For the year ended December 31, 1998, the pro forma shareholder servicing fees were computed based on an annual rate of 0.25%.

For the year ended December 31, 1998, the pro forma custody fees were computed based on an annual rate of 0.02%.

The pro forma adjustments to portfolio accounting and directors' fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder reports fees reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.     PORTFOLIO VALUATION

Investments in securities in the pro forma financial statements are valued in accordance with the description of their respective prospectuses.

3.     CAPITAL SHARES

The Pro Forma Combining Statement of Assets and Liabilities assumes the issuance or reduction of shares of each of the Predecessor Funds merging into the Trust as if the reorganization had taken place on December 31, 1998, and is based on the net asset value of the surviving legal entity. The Corporate Bond Fund has no surviving legal entity and its net asset value at inception will be $10.00. The pro forma number of shares of each of the consolidated funds is as follows:

            Fund                       Pro Forma Shares Outstanding
            ----                       ----------------------------
       Corporate Bond Fund                      5,693,008
       Small Cap Fund                           1,651,547


4.     INVESTMENT OBJECTIVE AND POLICIES

These statements do not reflect the effects of the proposed differing investment objectives and policies of certain of the Funds.

                                     PART C

ITEM 15. INDEMNIFICATION.

    Incorporated by reference to Item 25 of Post Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number [__________-__-______]).

ITEM 16. EXHIBITS.

(1) Incorporated by reference to Item 23, Exhibit 1 of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number
    [__________-__-______]).

(2) Incorporated by reference to Item 23, Exhibit 2 of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number
    [__________-__-______]).

(3) Not applicable.

(4) Agreements and Plans of Reorganization as Filed herewith as Exhibit A to Part A.

(5) Not Applicable.

(6) Incorporated by reference to Item 23, Exhibits 4(a), (b)(i), and (b)(ii) of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number [__________-__-______]).

(7) Incorporated by reference to Item 23, Exhibit 5(a) and (b) of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number [__________-__-______]).

(8) Not applicable.

(9) Incorporated by reference to Item 23, Exhibit 7 of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number
    [__________-__-______]).

(10) Incorporated by reference to Item 23, Exhibit 13 of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number
    [__________-__-______]).

(11) Incorporated by reference to Item 23, Exhibit 9 of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number
    [__________-__-______]).

(12) Opinion of KPMG LLP as to the tax consequences of the reorganization, to be Filed by Post-Effective Amendment at a reasonably prompt time after the closing date of the reorganization.

(13) Incorporated by reference to Item 23, Exhibit 8(a), (b), (c) and (d) of [___] Effective Amendment No.[ ] to Registrant's Registration Statement on Form N-1A (File Nos. 333-74283; 811-09255, filed [________, 1999] (accession number [__________-__-______]).

(14) Not applicable.

(15) Not applicable.

(16) Powers of Attorney. Filed herewith.

(17) Not applicable.

ITEM 17. UNDERTAKINGS.

(1) Not applicable.

(2) Not applicable.

                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of San Francisco and State of California on the 22nd day of April, 1999.

                                WELLS FARGO VARIABLE TRUST

                                By:  /s/
                                     -----------------------------------------
                                     Richard H. Blank, Jr.
                                     Secretary and Treasurer
                                     (Principal Financial Officer)

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 22nd day of April, 1999.

                                        SIGNATURES          TITLE
                                --------------------------  --------------------------

1)                              Principal
                                Executive Officer

                                /s/                         Chairman and President
                                --------------------------
                                [             ]

2)                              Principal Financial
                                and Accounting Officer

                                /s/                         Secretary and Treasurer
                                --------------------------
                                Richard H. Blank, Jr.

3)                              A Majority of the Trustees

                                /s/                         Chairman
                                --------------------------
                                [             ]

                                [             ]             Trustee
                                [             ]             Trustee
                                [             ]             Trustee
                                [             ]             Trustee
                                [             ]             Trustee
                                [             ]             Trustee
                                [             ]             Trustee

By:  /s/
     --------------------------
     [             ]
     (Attorney-in-fact)

                               INDEX TO EXHIBITS

  EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT

(16)                Powers of Attorney.